As filed with the Securities and Exchange Commission on January 30, 2013

1933 Act Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes.)

LKCM FUNDS

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 332-3235

Jacob D. Smith, Esq.

Chief Financial Officer and Chief Compliance Officer

LKCM Funds

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Name and Address of Agent for Service)

Copy to:

Kathy K. Ingber, Esq.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006-1601

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488.

Title of Securities Being Offered: Institutional Class shares of LKCM Equity Fund.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities.

LKCM FUNDS

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Questions and Answers

Part A – Combined Proxy Statement and Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibit Index

Exhibits

ARMSTRONG ASSOCIATES, INC.

750 North St. Paul St.

Suite 1300

Dallas, Texas 75201

To the Shareholders of Armstrong Associates, Inc.:

We are pleased to announce that Armstrong Associates, Inc. (“Armstrong”) is proposing to reorganize into the Institutional Class of the LKCM Equity Fund, one series of LKCM Funds for which Luther King Capital Management Corporation (“LKCM”), an investment advisory firm based in Fort Worth, Texas, serves as investment adviser. Armstrong’s management and its Board of Directors unanimously recommend that Armstrong shareholders approve the proposed reorganization.

A Special Meeting of Shareholders of Armstrong is to be held at                     on                     , 2013, at Armstrong’s principal offices located at 750 North St. Paul Street, Suite 1300, Dallas, Texas 75201, where you will be asked to vote on the proposal to reorganize Armstrong into the Institutional Class of the LKCM Equity Fund. A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting and a postage-prepaid envelope in which to return your proxy card are enclosed.

The primary purpose of the reorganization transaction (the “Reorganization”) is to move Armstrong to the LKCM Equity Fund. The Reorganization is expected to provide operational stability for the future management of Armstrong’s assets by shifting management oversight responsibility for Armstrong from Portfolios, Inc. (“Portfolios”) to LKCM as adviser to the LKCM Equity Fund. LKCM is an experienced provider of investment advisory services to institutional and high net worth clients, with approximately $1.6 billion mutual fund and $11.3 billion overall assets under management. Since 1979, LKCM has offered a variety of services and products, including investment management services to foundations, endowments, investment companies, pension and profit sharing plans, trusts, estates and high net worth individuals. LKCM has a team of 73 employees, including 43 investment and other professionals with an average of level of industry experience of approximately 20 years.

Armstrong assesses no front-end sales charge or redemption charge on purchases and sales of its shares. The LKCM Equity Fund normally charges a redemption fee on shares that are held for less than 30 days. The LKCM Equity Fund will not assess a redemption fee on shares sold, if any, by Armstrong shareholders that were received in connection with the Reorganization. The Reorganization will result in Armstrong’s shareholders receiving the benefit of the lower advisory fee rate payable by the LKCM Equity Fund as compared to the advisory fee rate currently paid by Armstrong. In addition, due to a contractual expense limitation agreement in place between LKCM and the LKCM Equity Fund, the Reorganization will result in Armstrong shareholders benefitting from a lower overall net expense ratio payable by the LKCM Equity Fund as compared to the net expense ratio currently paid by Armstrong.

If Armstrong shareholders approve the Reorganization, it will take effect on or about May 10, 2013. At that time, the shares of Armstrong that you currently own would, in effect, be exchanged on a tax-free basis for Institutional Class shares of the LKCM Equity Fund with the same aggregate net asset value, as follows:

Acquired Fund will be reorganized into Acquiring Fund
Shares of Armstrong	Institutional Class Shares of LKCM Equity Fund

No sales loads, commissions or other transactional fees will be imposed on Armstrong shareholders in connection with the tax-free exchange of their shares under the proposed Reorganization.

The Board of Directors of Armstrong unanimously recommends that the shareholders of Armstrong vote in favor of the proposed Reorganization.

Detailed information about the proposal is contained in the enclosed materials. Whether or not you plan to attend the meeting in person, we need your vote. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card. If you have any questions regarding the proposal, please do not hesitate to call me at (214) 720-9101.

Your vote is very important to us. Thank you for your response and for your continued investment in Armstrong.

Respectfully,

C.K. Lawson

President

ARMSTRONG ASSOCIATES, INC.

750 North St. Paul St.

Suite 1300

Dallas, Texas 75201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD             , 2013

To the Shareholders of Armstrong Associates, Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Armstrong Associates, Inc. (“Armstrong”) is to be held at                     on                     , 2013, at Armstrong’s principal offices located at 750 North St. Paul Street, Suite 1300, Dallas, Texas 75201.

PROPOSAL:	To approve an Agreement and Plan of Reorganization and Dissolution (the “Plan”) between Armstrong and LKCM Funds, on behalf of its series, LKCM Equity Fund, and the transactions contemplated thereby, including (1) the transfer of all the assets of Armstrong to, and the assumption of all the liabilities of Armstrong by, the LKCM Equity Fund in exchange solely for Institutional Class shares of the LKCM Equity Fund, (2) the distribution of those LKCM Equity Fund shares pro rata to shareholders of Armstrong, and (3) the dissolution of Armstrong.

Acquired Fund will be reorganized into Acquiring Fund
Shares of Armstrong	Institutional Class Shares of LKCM Equity Fund

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The proposal is discussed in greater detail in the attached Combined Proxy Statement and Prospectus (the “Proxy Statement”). Holders of record of shares of common stock in Armstrong as of the close of business on             , 2013 are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting or if quorum is obtained but sufficient votes required to approve the Proposal are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal. Any such adjournment would require the affirmative vote of the holders of a majority of the shares of Armstrong common stock present in person or represented by proxy. The persons designated as proxies may use their discretionary authority to vote as instructed by management of Armstrong on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By Order of the Board of Directors,

C.K. Lawson

President

                    , 2013

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. Your prompt vote may save Armstrong the necessity of further solicitations to ensure a quorum at the Special Meeting. If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

ARMSTRONG ASSOCIATES, INC.

750 North St. Paul St.

Suite 1300

Dallas, Texas 75201

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated:                     , 2013

Question: What is this document and why did you send it to me?

Answer: The Board of Directors (“Armstrong Board”) of Armstrong Associates, Inc. (“Armstrong”) has voted unanimously to recommend to its shareholders a proposed reorganization of Armstrong into the LKCM Equity Fund, a series of LKCM Funds (the “Reorganization”). You are now being asked to vote to approve the Agreement and Plan of Reorganization and Dissolution between Armstrong and LKCM Funds, on behalf of the LKCM Equity Fund (the “Plan”), that provides for the Reorganization. In order to assist you with this decision, please see below for more information comparing the investment objectives, strategies and policies of Armstrong and the LKCM Equity Fund.

The attached document is a combined proxy statement for Armstrong and a prospectus for the Institutional Class shares of the LKCM Equity Fund. The purposes of this combined proxy statement and prospectus (collectively, the “Proxy Statement”) are to (1) solicit votes from shareholders of Armstrong to approve the Plan; and (2) provide information regarding the Institutional Class shares of the LKCM Equity Fund.

You are receiving this Proxy Statement because, as of                     , 2013, you were a shareholder of Armstrong. Pursuant to the Plan, upon closing of the Reorganization, your shares of Armstrong will, in effect, convert to Institutional Class shares of the LKCM Equity Fund with an aggregate net asset value (“NAV”) equal to your Armstrong shares as of the close of business on the day of the closing of the Reorganization, which currently is scheduled to take place on or about May 10, 2013 (“Effective Date”). The Proxy Statement contains information that shareholders of Armstrong should know before voting on the Plan. The Proxy Statement should be retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: Armstrong was incorporated under Texas law on October 9, 1967 as an open-end diversified management investment company with the investment objective of long-term capital growth. Armstrong was first available to public investors on October 29, 1968. C.K. Lawson has been the individual responsible for the investment management of Armstrong since its inception in 1968 and has been the President, Treasurer and a Director of Armstrong and Portfolios, Inc. (“Portfolios”), Armstrong’s investment adviser, since 1971. After over 46 years of managing Armstrong, Mr. Lawson and the Armstrong Board determined that it was timely and appropriate to develop a plan providing for the future management of Armstrong’s assets.

After exploring options that would broaden the investment management resources available to Armstrong and provide continuity of management for Armstrong’s shareholders, the Armstrong Board concluded that a reorganization of Armstrong into the LKCM Equity Fund could provide a particularly compatible opportunity for Armstrong’s shareholders. The LKCM Equity Fund is one of a number of funds managed by Luther King Capital Management Corporation (“LKCM”), which is headquartered in Fort Worth, Texas. The Armstrong Board believes that given LKCM’s experience in the investment management industry and the depth of its team of investment professionals and related resources, the reorganization of Armstrong into the LKCM Equity Fund could offer the prospect of tangible long-term investment benefits to Armstrong’s shareholders. After having considered various other options, the Armstrong Board and Portfolios are pleased to recommend that Armstrong’s shareholders approve the Reorganization.

Question: How will the Reorganization work?

Answer: If shareholders of Armstrong approve the Plan, Armstrong will transfer all of its assets to the LKCM Equity Fund in exchange solely for Institutional Class shares of the LKCM Equity Fund and the assumption by the LKCM Equity Fund of all the liabilities of Armstrong. Armstrong will then distribute those shares to its shareholders, who thereby will become shareholders of the LKCM Equity Fund’s Institutional Class shares. Immediately after the Reorganization, each Armstrong shareholder will hold Institutional Class shares of the LKCM Equity Fund with the same aggregate NAV as the shares of Armstrong that he or she held immediately prior to the Reorganization. Subsequently, Armstrong will be dissolved.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of Armstrong at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to take place on or about the Effective Date.

Question: How will this Reorganization affect me as a shareholder?

Answer: You will become a shareholder of the LKCM Equity Fund’s Institutional Class shares. The shares of the LKCM Equity Fund that you receive will have an aggregate NAV equal to the aggregate NAV of the shares you hold in Armstrong as of the Effective Date. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to Armstrong and its shareholders.

The Reorganization effectively will shift management responsibility for Armstrong from Portfolios to LKCM, which Portfolios believes will provide operational stability for the future management of Armstrong’s assets. Portfolios believes that the LKCM Equity Fund will be in a better position to grow assets than Armstrong would be as currently constituted. The LKCM Equity Fund also appears better positioned in the market to increase asset size and achieve economies of scale over time compared to Armstrong.

Portfolios currently serves as the investment adviser, administrator and transfer agent for Armstrong, and Union Bank, N.A. serves as the custodian for Armstrong. The LKCM Equity Fund retains LKCM as its investment adviser and U.S. Bank, N.A. and its affiliate, U.S. Bancorp Fund Services, LLC, as custodian, administrator and transfer agent of the LKCM Equity Fund. In addition, Armstrong distributes its own shares, while the LKCM Equity Fund has retained Quasar Distributors, LLC to sell and distribute shares of the LKCM Equity Fund on a best efforts basis. Quasar is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, but it is not affiliated with LKCM.

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The Reorganization will move the assets from Armstrong, a Texas corporation, to the LKCM Equity Fund, a series of the LKCM Funds, a Delaware statutory trust. The LKCM Equity Fund operates under the supervision of the Board of Trustees of LKCM Funds (“LKCM Board”).

Question: Who will manage the LKCM Equity Fund?

Answer: LKCM will be responsible for overseeing the management of the LKCM Equity Fund. LKCM is an experienced provider of investment advisory services to institutional and high net worth clients, with approximately $1.6 billion mutual fund and $11.3 billion overall assets under management. Since 1979, LKCM has offered a variety of services and products, including investment management services to foundations, endowments, investment companies, pension and profit sharing plans, trusts, estates and high net worth individuals. LKCM has a team of 73 employees, including 43 investment and other professionals with an average of approximately 20 years of experience. There are currently eight series of LKCM Funds, including the LKCM Equity Fund, LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, LKCM Aquinas Small Cap Fund, LKCM Aquinas Growth Fund, and LKCM Aquinas Value Fund.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of Armstrong?

Answer: Armstrong assesses no front-end sales charge or redemption charge on purchases or sales of its shares. The LKCM Equity Fund normally charges a redemption fee on sales of shares that are held for less than 30 days. The LKCM Equity Fund will not assess a redemption fee on shares sold, if any, by Armstrong shareholders that were received in connection with the Reorganization. The Reorganization will result in Armstrong’s shareholders receiving the benefit of the lower advisory fee rate paid by the LKCM Equity Fund. In addition, due to a contractual expense limitation agreement in place between LKCM and the LKCM Equity Fund, the Reorganization will result in those shareholders benefitting from a lower overall net expense ratio and gross expense ratio payable by the LKCM Equity Fund as compared to the net and gross expense ratios currently paid by Armstrong. The total annual fund operating expenses of Armstrong as of its fiscal year ended June 30, 2012 were 1.28% of its average daily net assets. The projected total annual fund operating expenses for the Institutional Class shares of the LKCM Equity Fund after the Reorganization are expected to be 0.93% of the LKCM Equity Fund’s average daily net assets before a cap on expenses and 0.80% of the LKCM Equity Fund’s average daily net assets after fee waivers. LKCM has contractually agreed to cap the LKCM Equity Fund expenses through April 30, 2013, to the extent that total annual fund operating expenses of the Institutional Class shares exceed the annual rate of 0.80%. The expense cap for the LKCM Equity Fund may be changed by approval of a majority of the LKCM Board. The LKCM Board annually considers the continuation of LKCM’s expense cap agreements and LKCM intends to recommend to the LKCM Board the continuation of such agreements for the forseeable future, although this existing practice could be changed in the future.

Question: Will the Reorganization result in any federal income tax?

Answer: We expect that neither Armstrong nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and Armstrong and the LKCM Funds expect to receive a tax opinion from K&L Gates LLP, counsel to the LKCM Funds, confirming this position. Shareholders should consult their tax adviser about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in the Proxy Statement relates to the federal income tax consequences of the Reorganization only.

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Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer: No sales charges, commissions or other transactional fees will be imposed on Armstrong shareholders in connection with the Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question: How does the Armstrong Board recommend that I vote?

Answer: After careful consideration and upon recommendation of Portfolios, the Armstrong Board unanimously recommends that shareholders vote “FOR” the Plan.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: Armstrong will bear all the expenses incurred by or for the benefit of Armstrong in connection with the Reorganization, and LKCM will bear all the expenses (other than brokerage or similar expenses) incurred by or for the benefit of the LKCM Equity Fund in connection therewith.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of Armstrong do not approve the Plan, Armstrong will not be reorganized into the LKCM Equity Fund, and the Armstrong Board will meet to consider other alternatives.

Question: How do I vote my shares?

Answer: You can vote your shares by mail by following the instructions on the enclosed proxy card, or you can vote your shares in person by attending the Special Meeting.

Question: Who do I call if I have questions?

Answer: If you have any questions about the proposal or the proxy card, please do not hesitate to call Armstrong at (214) 720-9101.

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COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Armstrong Associates, Inc.

750 North St. Paul St.

Suite 1300

Dallas, Texas 75201

(214) 720-9101

INTO

LKCM Equity Fund,

a series of LKCM Funds

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

1-800-688-LKCM

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Armstrong Board”) of Armstrong Associates, Inc. (“Armstrong”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of Armstrong, managed by Portfolios, Inc. (“Portfolios”), at the principal executive offices of Armstrong located at 750 North St. Paul Street, Suite 1300, Dallas, Texas 75201,                     , 2013, at                     . At the Special Meeting, shareholders of Armstrong will be asked:

1.	To approve an Agreement and Plan of Reorganization and Dissolution (the “Plan”) between Armstrong and LKCM Funds, on behalf of its series, LKCM Equity Fund, and the transactions contemplated thereby, including (1) the transfer of all the assets of Armstrong to, and the assumption of all the liabilities of Armstrong by, the LKCM Equity Fund in exchange solely for Institutional Class shares of the LKCM Equity Fund, (2) the distribution of those LKCM Equity Fund shares pro rata to shareholders of Armstrong, and (3) the dissolution of Armstrong.

Acquired Fund will be reorganized into Acquiring Fund
Shares of Armstrong	Institutional Class Shares of LKCM Equity Fund

2.	To transact any other business as may properly come before the Special Meeting or any adjournments thereof.

Armstrong is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) and organized as a Texas corporation. The LKCM Equity Fund is a series of the LKCM Funds, an open-end management investment company registered with the SEC and organized as a Delaware statutory trust.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information relating to the LKCM Equity Fund and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated                     , 2013, which is incorporated by reference into this Proxy Statement and is available upon request and without charge by writing to the LKCM Funds or by calling 1-(800) 688-LKCM. Armstrong expects that the Proxy Statement will be mailed to shareholders on or about                     . The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

1. The prospectus for Armstrong (File Nos. 811-01548 and 002-27539) dated October 29, 2012. You should review this prospectus.

2. The prospectus for the LKCM Equity Fund (File Nos. 811-08352 and 033-75116) dated May 1, 2012, as supplemented on November 30, 2012. You should review this prospectus.

3. The Statement of Additional Information for Armstrong (File Nos. 811-01548 and 002-27539) dated October 29, 2012.

4. The Statement of Additional Information for the LKCM Equity Fund (File Nos. 811-08352 and 033-75116) dated May 1, 2012.

5. Annual Report to Shareholders of Armstrong for the fiscal year ended June 30, 2012.

6. Annual Report to Shareholders of the LKCM Equity Fund for the fiscal year ended December 31, 2011.

7. The Semi-Annual Report to Shareholders of the LKCM Equity Fund for the period ended June 30, 2012.

Armstrong’s Annual Report to Shareholders for the fiscal year ended June 30, 2012, containing audited financial statements, has been previously mailed to shareholders. Copies of Armstrong documents are available upon request and without charge by writing to Armstrong or by calling (214) 720-9101.

The LKCM Equity Fund’s Prospectus dated May 1, 2012, Annual Report to Shareholders for the fiscal year ended December 31, 2011, containing audited financial statements, and Semi-Annual Report to Shareholders for the semi-annual period ended June 30, 2012, containing unaudited financial statements, have been previously mailed to shareholders. Copies of LKCM Funds documents are available upon request and without charge by writing to the LKCM Funds or by calling (800) 688-LKCM. You also may obtain many of these documents by accessing the Internet site for the LKCM Funds at www.lkcmfunds.com.

Text-only versions of all the documents referenced above can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can review and copy information regarding Armstrong and the LKCM Equity Fund by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference

Room at the address above. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

The SEC has not approved or disapproved these securities or determined if this Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

Shares of the LKCM Equity Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

No person has been authorized to give any information or to make any representation other than those in this Proxy Statement, and, if given or made, such other information or representation must not be relied upon as having been authorized by either Armstrong, the LKCM Equity Fund or LKCM Funds.

I.	PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND DISSOLUTION

A.	OVERVIEW

The Armstrong Board, including all the Directors who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of Armstrong, proposes that Armstrong reorganize into the Institutional Class of the LKCM Equity Fund and that each Armstrong shareholder become a shareholder of the Institutional Class of the LKCM Equity Fund, pursuant to the Plan (a copy of the form of which is attached to this Proxy Statement as Appendix A). The Armstrong Board met in person with representatives of LKCM and the LKCM Equity Fund to receive information on the proposed Reorganization at a meeting held on November 19, 2012. Portfolios proposed, and the Armstrong Board considered, the Reorganization at an in-person meeting of the Armstrong Board held on January 22, 2013. The Armstrong Board believes that the Reorganization is in the best interests of Armstrong and its shareholders.

If the shareholders of Armstrong approve the Plan, the Reorganization will have three primary steps:

* First, Armstrong will transfer all of its assets to the LKCM Equity Fund in exchange solely for Institutional Class shares of the LKCM Equity Fund and the LKCM Equity Fund’s assumption of all of Armstrong’s liabilities;

* Second, each shareholder of Armstrong will receive a pro rata distribution of the LKCM Equity Fund’s Institutional Class shares; and

* Third, Armstrong will be dissolved.

Approval of the Plan will constitute approval of the transfer of Armstrong’s assets, the assumption of its liabilities, the distribution of the LKCM Equity Fund’s Institutional Class shares, and dissolution of Armstrong. The Institutional Class shares of the LKCM Equity Fund issued in connection with the Reorganization will have an aggregate net asset value (“NAV”) equal to the net value of the assets that Armstrong transfers to the LKCM Equity Fund, net of Armstrong’s liabilities that the LKCM Equity Fund assumes. The value of an Armstrong shareholder’s account with the LKCM Equity Fund immediately after the Reorganization will be the same as the value of such shareholder’s account with Armstrong immediately prior to the Reorganization. No sales charge or fee of any kind will be charged to Armstrong’s shareholders in connection with the Reorganization.

Armstrong believes that the Reorganization will constitute a tax-free transaction for federal income tax purposes. Armstrong and the LKCM Funds will receive an opinion from K&L Gates LLP, tax counsel to the LKCM Funds, substantially to that effect. Therefore, shareholders should not recognize any gain or loss on their Armstrong shares for federal income tax purposes as a direct result of the Reorganization.

LKCM and C.K. Lawson (“Lawson”), the President and Treasurer of Armstrong and Portfolios, have entered into a services agreement under which Lawson has agreed to assist LKCM in transitioning the relationships between Armstrong shareholders and the LKCM Funds. As compensation for such services, LKCM has agreed to pay Lawson a quarterly fee equal to 0.15% of the net asset value of shares of LKCM Funds held by Armstrong shareholders during the four calendar quarters following the closing of the Reorganization. These payments would be made by LKCM from its own assets and would not be paid by the LKCM Funds.

B.	REASONS FOR THE REORGANIZATION

The primary purpose of the Reorganization is to reorganize Armstrong into the LKCM Equity Fund. The Reorganization is expected to provide operational stability for the future management of Armstrong’s assets by shifting management oversight responsibility for Armstrong’s investment portfolio from Portfolios to LKCM. LKCM is an experienced provider of investment advisory services to institutional and high net worth clients, with approximately $1.6 billion mutual fund and $11.3 billion overall assets under management. Since 1979, LKCM has provided investment management services to foundations, endowments, investment companies, pension and profit sharing plans, trusts, estates and high net worth individuals. LKCM has a team of 73 employees, including a team comprised of 43 investment and other professionals with an average of approximately 20 years of experience. In addition, reorganizing Armstrong into the LKCM Equity Fund also has the potential to help the LKCM Equity Fund achieve economies of scale over time.

The investment objective and strategies of the LKCM Equity Fund are similar to those of Armstrong and Portfolios recommends that Armstrong be reorganized into the LKCM Equity Fund. The LKCM Equity Fund’s investment limitations are similar to those of Armstrong. In addition, the LKCM Equity Fund may make less use of investments in short-term debt investments to adjust portfolio exposure to equity. The LKCM Equity Fund generally also has a higher portfolio turnover rate as compared to Armstrong.

Portfolios currently serves as the investment adviser, administrator and transfer agent for Armstrong, and Union Bank, N.A. serves as the custodian for Armstrong. The LKCM Equity Fund retains LKCM as its investment adviser and U.S. Bank, N.A. and its affiliate, U.S. Bancorp Fund Services, LLC, as custodian, administrator and transfer agent of the LKCM Equity Fund. Armstrong distributes its own shares, while the LKCM Equity Fund has retained Quasar Distributors, LLC to sell and distribute shares of the LKCM Equity Fund on a best efforts basis. Quasar is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, but it is not affiliated with LKCM.

Armstrong assesses no front-end sales charge or redemption charge on purchases or sales of its shares. The LKCM Equity Fund normally charges a redemption fee on shares that are held for less than 30 days. The LKCM Equity Fund will not assess a redemption fee on shares sold, if any, by Armstrong shareholders that were received in connection with the Reorganization. The Reorganization will result in Armstrong shareholders’ receiving the benefit of the lower advisory fee rate payable by the LKCM Equity Fund as compared to the advisory fee rate currently paid by Armstrong. In addition, due to a contractual expense limitation agreement in place between LKCM and the LKCM Equity Fund, the Reorganization will result in Armstrong shareholders benefitting from a lower overall net expense ratio and gross expense ratio payable by the LKCM Equity Fund as compared to the net and gross expense ratios currently paid by Armstrong. Historically, the cost of investing in the LKCM Equity Fund generally has been below the average of other mutual funds with comparable investment objectives.

C.	ARMSTRONG BOARD CONSIDERATIONS

The Armstrong Board met in person with representatives of LKCM and the LKCM Equity Fund to receive information on the proposed Reorganization at a meeting held on November 19, 2012. Portfolios proposed, and the Armstrong Board considered, the Reorganization at an in-person meeting of the Armstrong Board held on January 22, 2013. Based upon the recommendation of Portfolios, the evaluation by the Armstrong Board of the relevant information presented to it at these meetings, and in light of its fiduciary duties under federal and state law, the Armstrong Board, including a majority of directors who are not “interested persons” of Armstrong under the 1940 Act, determined that the Reorganization is in the best interests of Armstrong and its shareholders.

In approving the Reorganization, the Armstrong Board considered that the Reorganization is expected to provide operational stability for the future management of Armstrong’s assets by shifting management oversight responsibility for Armstrong from Portfolios to LKCM. LKCM is an experienced provider of investment advisory services to institutional and high net worth clients, with approximately $1.6 billion mutual fund and $11.3 billion overall assets under management. Since 1979, LKCM has offered a variety of services and products, including investment management services to foundations, endowments, investment companies, pension and profit sharing plans, trusts, estates and high net worth individuals. LKCM has 73 employees, including 43 investment and other professionals with an average level of industry experience of approximately 20 years.

The Armstrong Board considered the following additional matters, among others, in approving the Reorganization:

The Terms and Conditions of the Plan. The Armstrong Board considered the terms and conditions of the Plan, and, in particular, the following: (1) the shares of Armstrong that shareholders currently own would, in effect, be exchanged on a tax-free basis for Institutional Class shares of the LKCM Equity Fund with the same aggregate NAV, (2) the requirement that the transfer of the assets of Armstrong be in exchange for Institutional Class shares of the LKCM Equity Fund and (3) the LKCM Equity Fund’s assumption of all liabilities of Armstrong. The Armstrong Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization. The Armstrong Board also noted that Armstrong shareholders would receive the same aggregate NAV in Institutional Class shares of the LKCM Equity Fund as their Armstrong shares immediately prior to the Reorganization. The Armstrong Board also noted that the Reorganization would be submitted to Armstrong’s shareholders for approval.

Similarity of Investment Objectives, Policies and Restrictions Between the Funds. Armstrong and the LKCM Equity Fund pursue similar investment objectives, policies and strategies. The investment objective of Armstrong is capital growth, and the investment objective of the LKCM Equity Fund is to maximize long-term capital appreciation. Armstrong primarily invests in common stocks traded on U. S. market exchanges which offer the prospect of growth in earnings and offer potential capital appreciation. The LKCM Equity Fund primarily invests in companies that LKCM believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. Among other differences, however, Armstrong focuses on long-term investment opportunities and, at times, invests more heavily than the LKCM Equity Fund in short-term debt investments. Portfolios and LKCM each have reviewed the portfolio holdings of Armstrong and the LKCM Equity Fund and determined that the holdings of Armstrong generally are compatible with the investment objective and policies of the LKCM Equity Fund. As a result, Portfolios and LKCM believe that all of the assets of Armstrong will be transferred to the LKCM Equity Fund if the Reorganization is approved and consummated.

Expenses Relating to Reorganization. The Armstrong Board noted that LKCM has agreed to pay all of the LKCM Equity Fund’s expenses associated with the Reorganization (other than brokerage or similar expenses incurred by or for the benefit of the LKCM Equity Fund in connection with the Reorganization). Armstrong and its shareholders will not bear any of the expenses of the LKCM Equity Fund associated with the Reorganization, but Armstrong will pay its expenses related to the Reorganization.

Lower Expense Ratios and Introduction of Cap on Expenses. The Armstrong Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the “Comparison of Fees and Expenses” section below). In this regard, the Armstrong Board noted that the Reorganization will result in a decrease in the overall net expense ratio paid by former Armstrong shareholders as the LKCM Equity Fund has lower gross and net expense ratios as compared to the net expense ratios of Armstrong. Armstrong’s total annual fund operating expenses as of the fiscal year ended June 30, 2012 were 1.28% of its average daily net assets. The projected total annual fund operating expenses for the Institutional Class shares of the LKCM Equity Fund after the Reorganization are 0.93% of the LKCM Equity Fund’s average daily net assets before a cap on expenses and 0.80% of its average daily net assets after fee waivers. The Armstrong Board considered that LKCM has contractually agreed to cap LKCM Equity Fund expenses through April 30, 2013, to the extent that total annual fund operating expenses of the Institutional Class shares exceed the annual rate of 0.80%. The Armstrong Board noted that the expense cap for the LKCM Equity Fund may be changed by approval of a majority of the Board of Trustees of the LKCM Funds (“LKCM Board”). The Armstrong Board also noted that the LKCM Board annually considers the continuation of LKCM’s expense cap agreements and LKCM intends to recommend to the LKCM Board the continuation of such agreements for the forseeable future, although this existing practice could be changed in the future.

Economies of Scale. The Armstrong Board considered the potential of the LKCM Equity Fund to experience economies of scale as a result of its being a series of the LKCM Funds because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, would be spread over a larger asset base. The Armstrong Board concluded that the structure would benefit shareholders as the LKCM Equity Fund grows.

Distribution and Service Fees. The Armstrong Board considered the fund distribution capabilities of the LKCM Funds, LKCM and their affiliates and their commitment to distribute the LKCM Equity Fund. The Armstrong Board further considered that Armstrong charges no fees for distribution and services under Rule 12b-1 under the 1940 Act (“Rule 12b-1”) for its shares and that no Rule 12b-1 distribution and service fees will be charged for Institutional Class shares of the LKCM Equity Fund.

The Experience and Expertise of LKCM. The Armstrong Board considered the following information regarding LKCM: (i) it is an experienced provider of investment advisory services to institutional and high net worth clients, with a complex of eight mutual funds with approximately $1.6 billion in total net assets, operational since 1994, and approximately $11.3 billion overall assets under management; and (ii) since 1979, LKCM has offered a variety of services and products, including investment management services to foundations, endowments, investment companies, pension and profit sharing plans, trusts, estates and high net worth individuals.

Tax Consequences. The Armstrong Board considered that the Reorganization is expected to be a tax-free transaction. To the extent that Armstrong has any assets that cannot be held by the LKCM Equity Fund for regulatory or similar reasons, those assets will be sold by Armstrong before the Reorganization. Portfolios and LKCM do not anticipate that any such dispositions will be required in connection with the Reorganization.

No Dilution of Shareholder Interest. The Armstrong Board considered that the interest of Armstrong’s shareholders would not be diluted by the Reorganization, because the Reorganization would be effected on the basis of the respective NAVs of Armstrong and the LKCM Equity Fund on the date the Reorganization is closed.

Alternatives to the Reorganization. The Armstrong Board considered other alternatives to the Reorganization that were identified by Portfolios. After considering the merits and viability of these other alternatives, the Armstrong Board concluded that such possible alternatives considered were less desirable than the Reorganization.

Services Agreement. The Armstrong Board considered that LKCM and Lawson have entered into a services agreement under which Lawson has agreed to assist LKCM in transitioning the relationships between Armstrong shareholders and the LKCM Funds. As compensation for such services, LKCM has agreed to pay Lawson a quarterly fee equal to 0.15% of the net asset value of shares of LKCM Funds held by Armstrong shareholders during the four calendar quarters following the closing of the Reorganization. The Armstrong Board further noted that such payment would be made by LKCM utilizing its own assets and would not be payable by Armstrong shareholders.

Based on the foregoing and additional information presented at the Armstrong Board meetings discussed above, the Armstrong Board determined that the Reorganization is the best alternative for Armstrong at this time and is in the best interests of Armstrong and its shareholders. The Armstrong Board unanimously approved the Reorganization, subject to approval by shareholders of Armstrong and the solicitation of the shareholders of Armstrong to vote “FOR” the approval of the Plan, the form of which is attached to this Proxy Statement in Appendix A.

D.	COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS

Armstrong and the LKCM Equity Fund have similar investment objectives and strategies, which are presented in the table below. However, the LKCM Equity Fund may make less use of investments in short-term debt investments to adjust portfolio exposure to equity markets. In addition, the LKCM Equity Fund generally has a higher portfolio turnover rate as compared to Armstrong.

Portfolios and LKCM have reviewed Armstrong’s portfolio holdings and determined that those holdings generally are compatible with the LKCM Equity Fund’s investment objectives and policies. As a result, Portfolios and LKCM believe that, if the Reorganization is approved and consummated, all of Armstrong’s assets will be transferred to the LKCM Equity Fund. However, to the extent that Armstrong has any assets that cannot be held by the LKCM Equity Fund for regulatory or similar reasons, those assets will be sold before the Reorganization. Portfolios and LKCM currently do not anticipate that any such sales will be required in connection with the Reorganization

	Armstrong	LKCM Equity Fund
Investment Objective	The investment objective of Armstrong is capital growth. The investment objective of Armstrong cannot be changed unless authorized by a vote of the majority of the outstanding shares of Armstrong.

The investment objective of the LKCM Equity Fund is to maximize long-term capital appreciation.

The investment objective of the LKCM Equity Fund is a non-fundamental policy which may be changed by the LKCM Board without shareholder approval. The LKCM Equity Fund will notify shareholders at least 60 days prior to any change in its investment objective.

Principal Investment Strategies

Armstrong invests in common stocks traded on U. S. market exchanges which offer the prospect of growth in earnings and offer potential capital appreciation.

Portfolio emphasis in Armstrong is on companies offering favorable long term investment opportunities.

Armstrong follows a flexible approach to the capitalization size of portfolio investment.

High quality short-term debt investments, such as U.S. Treasury Bills, are used to adjust Armstrong’s portfolio exposure to equity markets.

The LKCM Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in equity securities.

The LKCM Equity Fund primarily invests in companies that LKCM believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity and under-leveraged balance sheets, and potential for above-average capital appreciation. It seeks to invest in the equity securities of high quality companies that exhibit certain qualities, including profitability levels, balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, reinvestment opportunities, market share positions, and relative valuation. These equity securities may include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts, rights and warrants.

The LKCM Equity Fund does not generally place any emphasis on the length of an investment opportunity.

The LKCM Equity Fund may invest in equity securities of small, mid and large capitalization companies.

	Armstrong	LKCM Equity Fund
Temporary Defensive Position	Short-term debt investments (typically U.S. government obligations or high grade commercial paper with a life to maturity at the time of acquisition of less than one year) are utilized to adjust portfolio exposure to equity markets.	To respond to adverse market, economic, political or other conditions, the LKCM Equity Fund may invest in time deposits, commercial paper, certificates of deposits, short term corporate and government obligations, repurchase agreements and bankers’ acceptances.

Cash Management Investments	Armstrong may invest in short-term debt investments (typically U.S. government obligations or high grade commercial paper with a life to maturity at the time of acquisition of less than one year) in order to adjust portfolio exposure to equity markets.	To respond to adverse market, economic, political or other conditions, the LKCM Equity Fund may invest in time deposits, commercial paper, certificates of deposits, short term corporate and government obligations, repurchase agreements and bankers’ acceptances. To the extent that the LKCM Equity Fund engages in a temporary defensive strategy, it may not achieve its investment objective.

Investment Adviser	Portfolios, Inc.	Luther King Capital Management Corporation

Investment Sub-Adviser	None.	None.

Portfolio Managers	C. K. Lawson, CFA, is the individual responsible for the day to day management of Armstrong’s portfolio. Mr. Lawson has been responsible for the management of Armstrong’s portfolio since Portfolio’s formation in 1971. Mr. Lawson has been the President, Treasurer and a director of Armstrong and Portfolios since 1971.

J. Luther King, Jr., CFA, CIC, is the lead portfolio manager of the LKCM Equity Fund and oversees the investment team responsible for the LKCM Equity Fund. Mr. King has been President, Principal and Portfolio Manager of LKCM since 1979. Mr. King graduated with a Bachelor of Science and a Masters of Business Administration from Texas Christian University.

Scot C. Hollmann, CFA, CIC, is a member of the investment team responsible for the LKCM Equity Fund. Mr. Hollmann has been a Vice President and Portfolio Manager of LKCM since 1983 and Principal since 1986. Mr. Hollmann graduated with a Bachelor of Business Administration and a Masters of Business Administration from Texas Christian University.

Steven R. Purvis, CFA, is a member of the investment team responsible for the LKCM Equity Fund. Mr. Purvis has been a Vice President and Portfolio

Armstrong	LKCM Equity Fund

Manager of LKCM since 1996 and Principal since 2004. Mr. Purvis graduated with a Bachelor of Science in Business Administration from the University of Missouri and a Masters of Business Administration from the University of Missouri – Kansas City.

Mason D. King, CFA, is a member of the investment team responsible for the LKCM Equity Fund. Mr. King has been an Analyst with LKCM since 2004. Mr. King graduated with a Bachelor of Arts from Princeton University and a Masters of Business Administration from the University of Texas.

E.	COMPARISON OF PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of Armstrong’s and the LKCM Equity Fund’s shares may be affected by their respective investment objectives, principal investment strategies and particular risk factors. The principal risks of investing in Armstrong and the LKCM Equity Fund are discussed below. However, other factors may also affect the net asset value of shares of Armstrong or the LKCM Equity Fund. There is no guarantee that Armstrong or the LKCM Equity Fund will achieve its investment objectives or that it will not lose principal value.

The main risks of investing in Armstrong and the LKCM Equity Fund are similar, as their investment objectives and strategies are also similar. The LKCM Equity Fund has included certain additional risk disclosures in its registration statement to clarify for shareholders the principal risks of investing in the LKCM Equity Fund. In addition, “Portfolio Balance Risk” of Armstrong will not be considered by the LKCM Equity Fund to be a principal risk.

General Market Risk

Since Armstrong and the LKCM Equity Fund invest most of their respective assets in stocks, each is subject to general market risk. Market risk involves factors that affect the stock and bond markets, which include domestic and foreign economic growth or decline, interest rate levels and political events. These factors may negatively affect the markets and, thus, an investment in Armstrong or the LKCM Equity Fund may decline. Decreases in the value of stocks are generally greater than for bonds or other debt investments. In addition, U.S. and international markets may experience dramatic volatility, which may lead to substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of Armstrong’s or the LKCM Equity Fund’s other risks may be increased. Continuing market problems may have adverse effects on Armstrong or the LKCM Equity Fund.

Stock Market Risk

Funds that invest in equity securities are subject to stock market risks and significant fluctuations in price. Armstrong’s and the LKCM Equity Fund’s investments in equity securities may include equity securities such as common stocks, preferred stocks, securities convertible into U.S. common stocks, American Depositary Receipts, rights and warrants. Investing in such securities may expose Armstrong and the LKCM Equity Fund to additional risks.

•	Common Stock. Common stock generally is subordinate to the issuing company’s debt securities and preferred stock upon the dissolution or bankruptcy of the issuing company.

•

Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to credit risk.

•

Convertible Securities. The value of a convertible security (“convertible”) is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to general market risk, credit risk and interest rate risk.

•

American Depositary Receipts. Investments in American Depositary Receipts (“ADRs”) are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of the issuer of a particular ADR. Such events could negatively affect the value of your investment.

•

Rights and Warrants. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Stock Selection Risk

Stocks selected by Armstrong’s or the LKCM Equity Fund’s investment advisers may decline in value or not increase in value when the stock market in general is rising.

Small and Mid Cap Risk

Small and mid capitalization companies may not have the size, resources and other assets of large capitalization companies. Small and mid capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Inflation Risk

Stocks and bonds may fall in value due to higher actual or anticipated inflation. Further, a rapid increase in prices for goods and services may have an adverse effect on corporate profits and consumer spending, which also may result in lower stock and bond values.

Portfolio Balance Risk (Armstrong Only)

Armstrong invests in high quality short term debt in varying amounts when a reduced level of exposure to equity investments is desired to lower market risk or to enhance portfolio liquidity for market timing purposes. The use of short term debt in Armstrong’s portfolio can restrain asset growth in periods of rising markets and cushion asset declines in negative markets.

F.	COMPARISON OF THE FUNDS’ INVESTMENT RESTRICTIONS AND LIMITATIONS

The investment restrictions and limitations of Armstrong and the LKCM Equity Fund are similar. Except as required by the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”), and excluding the LKCM Equity Fund’s policy on borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of Armstrong’s or the LKCM Equity Fund’s assets or purchases and redemptions of its shares will not be considered a violation of the restriction.

A fundamental limitation of Armstrong or the LKCM Equity Fund cannot be changed without the affirmative vote of the lesser of: (1) the holders of more than 50% of its outstanding shares; or (2) the holders of at least 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the LKCM Board without shareholder approval.

All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by the LKCM Board without affirmative shareholder approval as described above. Although the wording appears different, the fundamental investment limitations of Armstrong and the LKCM Equity Fund are similar. The investment limitations for Armstrong may be found in Armstrong’s Statement of Additional Information, which is incorporated by reference into this Proxy Statement. The investment limitations for the LKCM Equity Fund may be found in the Statement of Additional Information to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

Fundamental Investment Policies
Policy	Armstrong	LKCM Equity Fund	Differences
Diversification

With respect to 75% of its total assets, Armstrong may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any one issuer.

Armstrong also may not acquire more than 10% of any class of securities of any issuer.

With respect to 75% of its assets, the LKCM Equity Fund may not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).

With respect to 75% of its assets, the LKCM Equity Fund also may not purchase more than 10% of any class of the outstanding voting securities of any issuer.

The LKCM Equity Fund provides that the limitation does not apply to obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

The LKCM Equity Fund also provides that its limitation on purchasing more than 10% of any class of securities of another issuer only applies to 75% of its assets, as compared to Armstrong’s limitation that applies to 100% of its assets.

Industry Concentration	Armstrong may not invest more than 25% of its assets in any one industry.	The LKCM Equity Fund may not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the LKCM Equity Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there is no limitation on its purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	The LKCM Equity Fund provides that the limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Senior Securities	Armstrong may not issue senior securities.	The LKCM Equity Fund may not issue senior securities, except that this limitation does not apply to: (i) evidence of indebtedness which the LKCM Equity Fund is permitted to incur; (ii) shares of the separate classes or series of the LKCM Funds; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts,	The LKCM Equity Fund provides that the limitation does not apply to: (i) evidence of indebtedness which the LKCM Equity Fund is permitted to incur; (ii) shares of the separate classes or series of the LKCM Funds; or (iii) collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted

Fundamental Investment Policies
Policy	Armstrong	LKCM Equity Fund	Differences
		options or other permitted investments, including deposits of initial and variation margin.	investments, including deposits of initial and variation margin.

Borrowing	Armstrong may not borrow money except for temporary purposes and then only in an amount not exceeding 5% of the value of Armstrong’s total assets at the time when the loan is made.	The LKCM Equity Fund may not borrow money, except from banks and as a temporary measure for extraordinary or emergency purposes (not for leveraging or investment). The LKCM Equity Fund cannot buy additional securities if it borrows more than 5% of its total assets.

Armstrong may borrow money for temporary purposes and may not borrow any money that exceeds 5% of the total assets of Armstrong’s total assets at the time of the loan.

The LKCM Equity Fund may borrow money only for extraordinary or emergency purposes and must not buy any additional securities once it borrows more than 5% of its total assets.

Underwriting	Armstrong may not underwrite the securities of other issuers or knowingly purchase securities of other issuers which are subject to contractual restrictions on resale or under circumstances where if the securities are later publicly offered or sold by Armstrong, Armstrong might be deemed to be an underwriter for the purpose of the Securities Act of 1933 (“Securities Act”).	The LKCM Equity Fund may not underwrite the securities of other issuers (except to the extent that the LKCM Equity Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities).	The LKCM Equity Fund clarifies that it may engage in the business of underwriting securities issued by others to the extent that, in connection with the disposition of securities, the LKCM Equity Fund is deemed an underwriter under federal securities law.

Real Estate	Armstrong may not invest in any real estate, but this limitation does not preclude an investment in the marketable securities of an issuer the business of which involves the purchase or sale of real estate or interests therein.	The LKCM Equity Fund may not purchase or sell real estate, although it may purchase and sell securities of companies that deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities that are secured by interests in real estate.	No material difference.

Commodities	Armstrong may not engage in the purchase or sale of any	The LKCM Equity Fund many not invest in physical	No material difference.

Fundamental Investment Policies
Policy	Armstrong	LKCM Equity Fund	Differences
	commodity or commodities futures contract.	commodities or contracts on physical commodities

Loans	Armstrong may not make loans of its assets to other persons except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.	The LKCM Equity Fund may not make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements.	No material difference.

Margin	Armstrong may not purchase any securities on margin except such short-term credits that are necessary for the clearance of transactions, nor participate on a joint or joint and several basis in any trading account in securities.	The LKCM Equity Fund has a non-fundamental policy regarding purchasing securities on margin.	The LKCM Equity Fund does not have a fundamental policy regarding margin but does have a non-fundamental policy, which states that the LKCM Equity Fund may not purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell securities short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions. Transactions in futures contracts, options and options on futures are not deemed to constitute selling securities short.

Investing in Other Investment Companies	Armstrong may not invest in securities of any other investment company.	The LKCM Equity Fund has a non-fundamental policy regarding investing in other investment companies.	The LKCM Equity Fund does not have a fundamental policy regarding investing in other investment companies but does have a non-fundamental policy, which states that the LKCM

Fundamental Investment Policies
Policy	Armstrong	LKCM Equity Fund	Differences
Equity Fund may not invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act.

Illiquid Securities	Armstrong may not invest more than 15% of the value of its total assets in securities with a limited trading market.	The LKCM Equity Fund has a non-fundamental policy regarding investing in illiquid securities.	The LKCM Equity Fund does not have a fundamental policy regarding investing in illiquid securities but does have a non-fundamental policy, which states that the LKCM Equity Fund may not invest more than an aggregate of 15% of the net assets of the LKCM Equity Fund in securities deemed to be illiquid, including securities which are not readily marketable, the disposition of which is restricted (excluding securities that are not registered under the Securities Act but which can be sold to qualified institutional investors in accordance with Rule 144A under the Securities Act and commercial paper sold in reliance on Section 4(2) of the Securities Act), repurchase agreements having maturities of more than seven days and certain over-the-counter options.

Puts and Calls	Armstrong may not write, purchase or sell puts, calls or combinations thereof.	None.	The LKCM Equity Fund does not have a comparable policy.

Short Sales	Armstrong may not make	None.	The LKCM Equity Fund

Fundamental Investment Policies
Policy	Armstrong	LKCM Equity Fund	Differences
	short sales of securities.		does not have a comparable policy.

Investing for Control	Armstrong may not invest in securities for the purpose of exercising control of management.	None.	The LKCM Equity Fund does not have a comparable policy.

The LKCM Equity Fund has adopted the following non-fundamental investment limitations that may be changed by the LKCM Board without shareholder approval.

Non-Fundamental Investment Policies
Policy	Armstrong	LKCM Equity Fund	Differences
Pledging Fund Assets	None.	The LKCM Equity Fund may not pledge, mortgage, or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.	Armstrong does not have a comparable policy.

Options or Interests in Oil, Gas or Minerals	None.	The LKCM Equity Fund may not write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases.	Armstrong does not have a comparable policy.

Changes to 80% Investment Policy	None.	The LKCM Equity Fund may not make any change in its investment policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities without first providing the shareholders of the LKCM Equity Fund with at least 60 days’ prior notice.	Armstrong does not have a comparable policy.

G.	COMPARISON OF FEES AND EXPENSES

The following tables show the fees and expenses of Armstrong, the Institutional Class shares of the LKCM Equity Fund and the pro forma fees and expenses of the Institutional Class shares of the LKCM Equity Fund after giving effect to the proposed Reorganization. Expenses for Armstrong are based on its operating expenses for its fiscal year ended June 30, 2012. Expenses for the LKCM Equity Fund’s Institutional Class shares are based on the operating expenses charged to that class of shares for its fiscal year ended December 31, 2011, as reported in the LKCM Funds’ most recent prospectus. The pro forma operating expenses of the Institutional Class shares of the LKCM Equity Fund assumes that the Reorganization had been in effect for the year ended December 31, 2012.

LKCM has contractually agreed to cap LKCM Equity Fund expenses through April 30, 2013, to the extent that total annual fund operating expenses of the Institutional Class shares exceed the annual rate of 0.80%. The expense cap for the LKCM Equity Fund may be changed by approval of a majority of the LKCM Board. The LKCM Board annually considers the continuation of LKCM’s expense cap agreements and LKCM intends to recommend to the LKCM Board the continuation of such agreements for the forseeable future, although this existing practice could be changed in the future.

Shareholder Fees (fees paid directly from your investment)

	Armstrong	LKCM Equity Fund (Institutional Class Shares)	LKCM Equity Fund (Institutional Class Shares) After Reorganization (pro forma)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None	None
Redemption fee (as a percentage of the amount redeemed on shares held for less than 30 days)	None	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Armstrong	LKCM Equity Fund (Institutional Class Shares)	LKCM Equity Fund (Institutional Class Shares) After Reorganization (pro forma)
Management Fees	0.80%	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.48%	0.29%	0.23%
Acquired Fund Fees and Expenses (1)	None	0.01%	None
Total Annual Fund Operating Expenses	1.28%	1.00%	0.93%
Fee Cap and/or Expense Reimbursement (2)	None	(0.19%)	(0.13%)
Total Annual Fund Operating Expenses After Fee Cap and/or Expense Reimbursement (1) (2)	1.28%	0.81%	0.80%

(1)	Acquired Fund Fees and Expenses are indirect fees and expenses that funds incur from investing in the shares of other mutual funds, including money market funds (“Acquired Fund(s)”). The Total Annual Fund Operating Expenses After Fee Cap and/or Expense Reimbursement for the LKCM Equity Fund differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of its prospectus because the audited information in the “Financial Highlights” reflects the operating expenses of the LKCM Equity Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2)	LKCM, the investment adviser for the LKCM Equity Fund, has contractually agreed to cap all or a portion of its management fee and/or reimburse the LKCM Equity Fund through April 30, 2013 in order to limit the LKCM Equity Fund’s Total Annual Fund Operating Expenses After Fee Cap and/or Expense Reimbursement to 0.80%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investment in Acquired Funds and extraordinary expenses. The fee reduction and expense reimbursement agreement may be terminated or changed at any time only with the consent of the LKCM Board.

Example

The Example below is intended to help you compare the cost of investing in shares of Armstrong with the cost of investing in Institutional Class shares of the LKCM Equity Fund on a pro forma basis. The Example assumes that you invest $10,000 in Armstrong and the LKCM Equity Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that Armstrong’s and the LKCM Equity Fund’s Total Annual Fund Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Armstrong	$128	$404	$707	$1,610
LKCM Equity Fund – Institutional Class	$83	$299	$534	$1,207
LKCM Equity Fund – Institutional Class (Pro forma)	$83	$299	$534	$1,207

H.	PERFORMANCE INFORMATION

The bar charts below give some indication of the risks of an investment in Armstrong and the LKCM Equity Fund by showing yearly changes in their performance and by comparing their performance with a broad measure of market performance. Both the bar chart and the table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. Past performance (before and after taxes) is not an indication of future performance.

Armstrong

Year-By-Year Percentage Returns

as of 12/31 of Each Year

For the ten-year period through December 31, 2012, Armstrong’s highest quarterly return was 11.6% for the quarter ended June 30, 2003 and the lowest quarterly return was -17.5% for the quarter ended December 31, 2008. For the year ended December 31, 2012, Armstrong’s total return was 7.04%.

LKCM Equity Fund Institutional Class Shares

Year-By-Year Percentage Returns

as of 12/31 of Each Year

For the ten-year period through December 31, 2012, the LKCM Equity Fund’s Institutional Class Shares’ highest quarterly return was 15.4% for the quarter ended June 30, 2009 and the lowest quarterly return was -20.7% for the quarter ended December 31, 2008. For the year ended December 31, 2012, the LKCM Equity Fund’s Institutional Class Shares’ total return was 15.7%.

AVERAGE ANNUAL TOTAL RETURNS
For the periods Ended December 31, 2012	One Year	Five Years	Ten Years
Armstrong
Return Before Taxes	7.04%	-0.36%	3.78%
Return After Taxes on Distributions	6.07%	-0.82%	3.23%
Return After Taxes on Distributions and Sale of Fund Shares	5.57%	-0.57%	2.94%
Standard & Poor’s 500 (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%

AVERAGE ANNUAL TOTAL RETURNS
For the periods Ended December 31, 2012	One Year	Five Years	Ten Years
LKCM Equity Fund Institutional Class Shares
Return Before Taxes	15.69%	4.04%	7.83%
Return After Taxes on Distributions	15.57%	3.85%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares	10.36%	3.44%	6.87%

For the periods Ended December 31, 2012	One Year	Five Years	Ten Years
Standard & Poor’s 500 (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%
Lipper Large-Cap Core Funds Index (reflects no deduction for taxes)	15.32%	0.97%	6.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not reflect the impact of state and local income taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of shares of the fund. After-tax returns shown may not be relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Portfolio Turnover

Each of Armstrong and the LKCM Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in larger distributions of net realized capital gains and, therefore, higher taxes for shareholders whose shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the performance of Armstrong and the LKCM Equity Fund. Armstrong’s portfolio turnover rate during its fiscal year ended June 30, 2012 was approximately 6.5% of the average value of its portfolio, while the LKCM Equity Fund’s portfolio turnover rate during its fiscal year ended December 31, 2012 was approximately 12% of the average value of its portfolio.

I. COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

Armstrong distributes its own shares, while Quasar Distributors, LLC, (“Quasar”), located at 615 East Michigan Street, Milwaukee, WI 53202, distributes the shares of the LKCM Equity Fund. Quasar is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Quasar is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, the transfer agent and custodian of the LKCM Equity Fund, respectively, but it is not affiliated with LKCM.

Under a Distribution Agreement with the LKCM Funds, Quasar acts as the LKCM Equity Fund’s agent in connection with the continuous offering of shares of the LKCM Equity Fund. Quasar continually distributes shares of the LKCM Equity Fund on a best efforts basis. Quasar has no obligation to sell any specific quantity of LKCM Equity Fund shares. Quasar may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the LKCM Equity Fund. The LKCM Funds pay that portion of the compensation owed to Quasar that is permitted under Rule 12b-1 of the 1940 Act, and LKCM pays the remaining portion of any such compensation.

Armstrong has not adopted a distribution plan for its shares pursuant to Rule 12b-1 under the 1940 Act. The LKCM Equity Fund has adopted a distribution plan (the “Distribution Plan”) for its Institutional Class shares to pay distribution and service fees for the sale and distribution of the shares and for services provided to shareholders. The Distribution Plan allows the LKCM Equity Fund to finance activities that promote the sale of its Institutional Class shares, such as printing prospectuses and reports and preparing and distributing advertising material and sales literature with the LKCM Equity Fund’s assets. The Distribution Plan authorizes the LKCM Equity Fund to pay up to 0.75% of average daily net assets for distribution and other services. Currently, however, the LKCM Board has not authorized payments under the Distribution Plan and, as a result, the LKCM Equity Fund currently neither accrues nor pays any fees under the Distribution Plan. If the LKCM Equity Fund were using the Distribution Plan, the fees paid under the Distribution Plan would, over time, increase the cost of an investment in the LKCM Equity Fund and could cost a shareholder more than paying other types of sales charges.

Purchase, Redemption and Exchange Procedures.

Purchase Procedures. The purchase procedures for Armstrong and the LKCM Equity Fund are different. Investors may invest in Armstrong by contacting Armstrong directly or through mail or wire. Investors may invest in the LKCM Equity Fund by contacting it through mail, telephone or wire, or through a broker or other financial institution who sells the LKCM Equity Fund.

The minimum initial and minimum subsequent investment amounts for Armstrong are different than the minimum amounts for the LKCM Equity Fund. The minimum initial investment for shares of Armstrong is $250. Armstrong does not have a subsequent investment minimum. The minimum initial investment for Institutional Class shares of the LKCM Equity Fund is $2,000. However, the LKCM Equity Fund’s minimum initial investment will not apply to Armstrong shareholders. There is a $1,000 minimum subsequent investment amount for the LKCM Equity Fund’s Institutional Class shares, which will apply to shareholders of Armstrong once those shareholders become shareholders of the LKCM Equity Fund.

Redemption Procedures. Armstrong permits redemptions only through written request. The LKCM Equity Fund permits redemptions by mail, wire, and telephone. No redemption fee currently applies to shares of Armstrong. The LKCM Equity Fund normally charges a 1.00% redemption fee on sales of shares held for less than 30 days. The LKCM Equity Fund will not assess a redemption fee on shares sold, if any, by Armstrong shareholders that were received in connection with the Reorganization.

Additionally, each of Armstrong and the LKCM Equity Fund has reserved the right to redeem shares “in kind.” Additional shareholder account information for the LKCM Equity Fund is set forth in Appendix C to this Proxy Statement.

Exchange Procedures. Armstrong is a single series investment company and does not offer any other investment options into which shareholders of Armstrong may exchange. However, the LKCM Funds offer shareholders of the LKCM Equity Fund certain exchange privileges into other series of the LKCM Funds, including the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, LKCM Aquinas Small Cap Fund, LKCM Aquinas Growth Fund, and LKCM Aquinas Value Fund. Exchanges of all or a portion of a shareholder’s investment from the LKCM Equity Fund to another LKCM Fund may be made as long as the exchange is for the same class of shares of the other LKCM Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative net asset value of the shares exchanged after a shareholder’s request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which the shareholder may realize a taxable gain or loss. In addition, exchanges of shares held for less than 30 days will be subject to a 1.00% redemption fee. The transfer agent for the LKCM Funds charges a $5 fee for each exchange via telephone. The LKCM Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the LKCM Funds’ performance and shareholders. Therefore, each LKCM Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The LKCM Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

J.	KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.

1.	SUMMARY OF THE PROPOSED REORGANIZATION

At the Special Meeting, the shareholders of Armstrong will be asked to approve the Plan to reorganize Armstrong into the LKCM Equity Fund. If the Plan is approved by the shareholders of Armstrong and the Reorganization is consummated, Armstrong will transfer all of its assets to the LKCM Equity Fund in exchange solely for (1) full and fractional Institutional Class shares of the LKCM Equity Fund equal to the net value of Armstrong (i.e., the value of the transferred assets less the amount of the latter’s liabilities) as of the close of business on the closing date referred to below and (2) the LKCM Equity Fund’s assumption of all of those liabilities (the “Closing”). Immediately thereafter, Armstrong will distribute the LKCM Equity Fund shares to its shareholders, by the LKCM Funds’ transfer agent establishing accounts on the LKCM Equity Fund’s shareholder records in the names of those shareholders (except shareholders in whose names accounts thereon already exist) and crediting each shareholder’s newly opened (or pre-existing) account with the respective pro rata number of full and fractional LKCM Equity Fund Institutional Class shares due that shareholder, in complete liquidation of Armstrong. As a result, each shareholder of Armstrong will receive Institutional Class shares of the LKCM Equity Fund having an aggregate NAV equal to the aggregate NAV of its Armstrong shares. The expenses incurred by Armstrong associated with the Reorganization will be borne by Armstrong.

Until the Closing, shareholders of Armstrong will continue to be able to redeem their shares at the NAV per share next determined after receipt by Armstrong’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption of shares of the LKCM Equity Fund received by the shareholder in connection with the Reorganization or purchase of LKCM Equity Fund shares, respectively. After the Reorganization, all of the issued and outstanding shares of Armstrong will be canceled on its shareholder records, which will be permanently closed. If the Reorganization is consummated, Armstrong shareholders will be free to redeem the shares of the LKCM Equity Fund that they receive in the transaction at their then-current NAV. Shareholders of Armstrong may wish to consult their tax advisors as to any different income tax consequences of redeeming their Armstrong shares prior to the Reorganization or exchanging such shares for shares of the LKCM Equity Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of Armstrong and the receipt of a legal opinion from counsel to the LKCM Funds with respect to certain tax matters (see Federal Income Tax Consequences, below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about May 10, 2013, or another date agreed to by Armstrong and the LKCM Funds.

Armstrong will bear all the expenses incurred by or for the benefit of Armstrong in connection with the Reorganization, and LKCM will bear all the expenses (other than brokerage or similar expenses) incurred by or for the benefit of the LKCM Equity Fund in connection therewith. Those expenses include the costs relating to the Special Meeting (including the direct costs associated with the solicitation of proxies and the cost of copying, printing, and mailing proxy materials) and to preparing and filing the registration statement that includes this Proxy Statement.

The Plan may be amended at any time by the mutual agreement of Armstrong and LKCM Funds, notwithstanding approval thereof by Armstrong’s shareholders, provided that no such amendment after that approval may have a material adverse effect on those shareholders’ interests. In addition, the Plan may be terminated at or before the Closing by either Armstrong or LKCM Funds (1) in the event of the other’s material breach of any representation, warranty, or covenant contained in the Plan to be performed at or before the Closing, (2) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (3) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (4) if the Closing has not occurred by June 30, 2013.

2.	DESCRIPTION OF THE LKCM EQUITY FUND’S SHARES

Institutional Class shares of the LKCM Equity Fund issued to the shareholders of Armstrong pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights. Institutional Class shares may be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix C to this Proxy Statement.

3.	FEDERAL INCOME TAX CONSEQUENCES

Armstrong believes that it has qualified for treatment as a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) since its inception. Accordingly, Armstrong believes that it has been, and expects to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M.

The Reorganization is intended to qualify for federal tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the Closing, Armstrong and LKCM Funds will receive an opinion of counsel to LKCM Funds substantially to the effect that, based on certain facts and assumptions stated therein and conditioned on the representations set forth in the Plan (and, if such counsel requests, in separate letters from Armstrong and LKCM Funds) being true and complete at the time of the Closing and the Reorganization’s being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that such counsel has not approved), for federal income tax purposes, the Reorganization will qualify as such a reorganization and that, accordingly:

•	Each of Armstrong and the LKCM Equity Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

•

Armstrong will recognize no gain or loss on the transfer of its assets to the LKCM Equity Fund in exchange solely for LKCM Equity Fund shares and the LKCM Equity Fund’s assumption of Armstrong’s liabilities or on the distribution of those shares to Armstrong’s shareholders in exchange for their Armstrong shares;

•	An Armstrong shareholder will recognize no gain or loss on the exchange of all of its Armstrong shares solely for LKCM Equity Fund shares pursuant to the Reorganization;

•

An Armstrong shareholder’s aggregate basis in the LKCM Equity Fund shares it receives pursuant to the Reorganization will be the same as the aggregate basis in its Armstrong shares it actually or constructively surrenders in exchange for those LKCM Equity Fund shares, and its holding period for those LKCM Equity Fund shares will include, in each instance, its holding period for those Armstrong shares, provided the shareholder holds them as capital assets as of the time of the Closing;

•

The LKCM Equity Fund will recognize no gain or loss on its receipt of Armstrong’s assets in exchange solely for the LKCM Equity Fund shares and the LKCM Equity Fund’s assumption of Armstrong’s liabilities; and

•

The LKCM Equity Fund’s basis in each transferred asset will be the same as Armstrong’s basis therein immediately before the Reorganization, and the LKCM Equity Fund’s holding period for each such asset will include Armstrong’s holding period therefor (except where the LKCM Equity Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on Armstrong or the LKCM Equity Fund or any Armstrong shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Opinions of counsel are not binding on the Internal Revenue Service (“IRS”) or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, Armstrong would recognize gain or loss on the transfer of its assets to the LKCM Equity Fund and each shareholder of Armstrong would recognize a taxable gain or loss equal to the difference between its basis in its Armstrong shares and the fair market value of the shares of the LKCM Equity Fund it receives.

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization, you will be responsible for tracking the adjusted basis in and holding period of your LKCM Equity Fund shares for federal income tax purposes. The LKCM Equity Fund’s default method for determining your basis in any LKCM Equity Fund shares you receive in the Reorganization in exchange for Armstrong shares that you acquired after December 31, 2011, and in any LKCM Equity Fund shares you acquire after the Reorganization (collectively, “Covered Shares”) will be average basis. You may affirmatively elect in writing (which may be electronic) to use a different acceptable method for basis determination for Covered Shares (e.g., a specific identification method), although you may not change your basis determination method with respect to shares that are redeemed after the settlement date of such redemption. You should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis determination law applies to you.

4.	COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS

Set forth below is a discussion of the material organizational differences between Armstrong and the LKCM Equity Fund and the rights of their shareholders.

Governing Law. Armstrong is a single series investment company, which is organized as a Texas corporation. The LKCM Equity Fund is a separate series of the LKCM Funds, which is organized as a Delaware statutory trust. The LKCM Equity Fund is authorized to issue an unlimited number of shares of beneficial interest. Armstrong is authorized to issue 6,000,000 shares of common stock. The operations of Armstrong are governed by its Restated Articles of Incorporation, its By-Laws and applicable state law. The LKCM Funds’ operations are governed by its Amended Agreement and

Declaration of Trust (the “LKCM Declaration of Trust”), its Amended and Restated By-Laws and applicable state law.

Dissenters’ Rights for Armstrong Shareholders. The Texas Business Organizations Code (“TBOC”) provides shareholders of Armstrong with rights of dissent and appraisal in connection with the Reorganization. This means that if a shareholder is not satisfied with the consideration being delivered in respect of such shareholder’s shares of Armstrong in the Reorganization, such shareholder may be entitled to have the fair value of such shares determined by a Texas court and to receive payment based on that valuation. The ultimate amount received by a dissenting shareholder (“Dissenting Shareholder”) in an appraisal proceeding may be more or less than, or the same as, the amount such shareholder would have received in the Reorganization. To exercise rights of dissent and appraisal, a Dissenting Shareholder must perfect such rights by complying with Subchapter H of Chapter 10 of the TBOC. Failure to follow exactly the procedures specified under Texas law will result in the loss of rights of dissent and appraisal.

Under the TBOC, a holder of Armstrong shares may have the right to demand appraisal of such holder’s shares in connection with the Reorganization and to receive, in lieu of the Institutional Class shares of the LKCM Equity Fund, payment in cash for the fair value of Armstrong shares as determined by an appraiser selected in a Texas state court proceeding. Any shareholder electing to exercise dissenters’ rights must comply with, among other TBOC provisions, the provisions of Section 10.356 of the TBOC, in order to perfect rights of dissent and appraisal.

The following is intended to be a brief summary of the material provisions of the Texas statutory procedures required to be followed by a shareholder in order to demand and perfect dissenters’ rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Subchapter H of Chapter 10 of TBOC, and specifically Sections 10.354 to 10.361 of the TBOC. The full text of Subchapter H of Chapter 10 of the TBOC appears in Appendix D to this Proxy Statement.

Pursuant to Section 10.355(c) of the TBOC, which relates to rights of dissent and appraisal, this constitutes notice to the shareholders of the availability of dissenters’ rights in connection with the Reorganization in compliance with the requirements of Section 10.355 of the TBOC. A shareholder wishing to consider exercising dissenters’ rights should carefully review the text of Section 10.356 of the TBOC contained in Appendix D since failure to timely and properly comply with the requirements of Section 10.356 of the TBOC will result in the loss of dissenters’ rights under Texas law.

Pursuant to Section 10.356 of the TBOC, a shareholder seeking to perfect dissenter’s rights must give written notice of objection before the meeting, must vote against the action, and must make written demand on Armstrong for payment of the fair value of shares held by such shareholder not later than the 20th day after the date Armstrong (as the “Responsible Organization” under the TBOC, being the seller of assets) sends notice that the Reorganization has taken effect. Such demand must state the number of shares of Armstrong owned by the Dissenting Shareholder and an estimate of the fair value thereof, and must be delivered to Armstrong’s principal executive office at 750 North St. Paul St., Suite 1300, Dallas, Texas 75201. Any Dissenting Shareholder failing to make demand within the 20-day period will be bound by the Reorganization. Within 20 days after demanding payment in the manner described above, each Dissenting Shareholder holding certificates representing shares for which such demand is being made shall submit such certificates to the Responsible Organization for notation thereon that such demand has been made.

Within 20 days after receipt by the Responsible Organization of a demand by the Dissenting Shareholder for payment of the fair value of shares, the Responsible Organization will deliver or mail to the Dissenting Shareholder a written notice stating that the Responsible Organization will either accept or reject the Dissenting Shareholder’s offer. If the Responsible Organization accepts the amount claimed in the demand, then it shall pay the amount not later than the 90th day after the Reorganization. If the Responsible Organization rejects the amount claimed in the demand, it will provide its own estimate of the fair value of the ownership interests and an offer to pay the amount of that estimate. If the Dissenting Shareholder decides to accept the Responsible Organization’s offer, then the Dissenting Shareholder must provide notice of such acceptance not later than the 90th day after the Reorganization. If the Dissenting Shareholder and the Responsible Organization agree to a fair value not later than the 90th day after the Reorganization, then the Responsible Organization shall pay the agreed amount not later than the 120th day after the Reorganization, if the Dissenting Shareholder delivers the certificates to the Responsible Organization as described above.

If the Responsible Organization and the Dissenting Shareholder are unable to reach an agreement relating to the fair value of the Dissenting Shareholder’s shares within 90 days after the Reorganization takes effect, either party may file a petition requesting a finding and determination of the fair value of such shares in court.

The foregoing summary does not purport to be a complete statement of the rights of Dissenting Shareholders, and such summary is qualified in its entirety by reference to Subchapter H of Chapter 10, and specifically Sections 10.354 to 10.361, of the TBOC. The full text of Subchapter H of Chapter 10 appears in Appendix D to this Proxy Statement.

As a Delaware statutory trust, the LKCM Funds are governed by the Delaware Statutory Trust Act (“Delaware Act”). The Delaware Act provides that shareholders do not have dissenters’ rights or rights of appraisal unless a trust’s governing instruments confer such rights. The LKCM Declaration of Trust does not confer dissenters rights or rights of appraisal.

Liability of Shareholders and LKCM Board. The LKCM Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the LKCM Funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the LKCM Funds or the LKCM Board, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The LKCM Declaration of Trust further provides for indemnification out of the LKCM Funds’ property of any shareholder held personally liable for the obligations of the LKCM Funds. The LKCM Declaration of Trust also provides that the LKCM Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the LKCM Funds and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the LKCM Funds itself would be unable to meet its obligations.

The LKCM Declaration of Trust further provides that the LKCM Board will not be liable for errors of judgment or mistakes of fact or law, but nothing in the LKCM Declaration of Trust protects a the LKCM Board against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

Board of Directors. If the Reorganization is approved, the Armstrong Board will no longer oversee Armstrong and its operations, and the LKCM Board will instead have oversight of such matters. The Armstrong Board has five directors, one of whom is an “interested person,” as that term is defined under the 1940 Act, of Armstrong. The LKCM Board has four trustees, one of whom is an “interested person” of the LKCM Funds. For more information, refer to the Statement of Additional Information dated October 29, 2012, for Armstrong, which is incorporated by reference into this Proxy Statement, and

the Statement of Additional Information to this Proxy Statement dated                     , 2013, which is incorporated by reference into this Proxy Statement.

The Reorganization also will result in a change in the officers because the officers of Armstrong are different from the officers of the LKCM Funds.

Classes. Armstrong offers one class of shares. The LKCM Equity Fund is a separate series of the LKCM Funds. The LKCM Equity Fund offers Institutional Class and Adviser Class shares, although sales of Adviser Class shares have not commenced at this time. Shareholders of Armstrong will receive Institutional Class shares of the LKCM Equity Fund in the Reorganization. Nothing contained herein shall be construed as an offer to purchase or otherwise acquire any other class of shares of the LKCM Equity Fund. The LKCM Board has reserved the right to create and issue additional classes of the LKCM Equity Fund following the Reorganization. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class. Structurally, there is no difference between Institutional Class shares of the LKCM Equity Fund and the shares of Armstrong.

5.	CAPITALIZATION

The capitalization of Armstrong as of December 31, 2012, and the LKCM Equity Fund’s pro forma combined capitalization as of that date after giving effect to the Reorganization are as follows:

(unaudited)	Armstrong	LKCM Equity Fund Institutional Class	Pro forma LKCM Equity Fund Institutional Class
Net Assets	$13,660,855	$161,280,027	$174,940,882
Shares Outstanding	1,260,531.779	9,143,706.045	9,918,921.975
Net Asset Value per Share	$10.84	$17.64	$17.64

K.	ADDITIONAL INFORMATION ABOUT THE LKCM EQUITY FUND

1.	INVESTMENT ADVISER

The investment adviser of the LKCM Equity Fund is LKCM. LKCM is controlled by J. Luther King, Jr., CFA. Mr. King is a member of the LKCM Board and President and Chief Executive Officer of the LKCM Funds. Under an Investment Advisory Agreement (the “Agreement”) with the LKCM Funds, including the LKCM Equity Fund, LKCM manages the investment and reinvestment of the LKCM Funds’ assets, subject to the control and supervision of the LKCM Board. LKCM is responsible for making investment decisions for the LKCM Funds and for placing the LKCM Funds’ purchase and sale orders. Under the Agreement, the LKCM Funds pay LKCM an advisory fee calculated by applying a quarterly rate, equal on an annual basis to a specified percentage of the average daily net assets of each LKCM Fund for the quarter. However, LKCM contractually has agreed to cap its advisory fees and reimburse expenses to the extent necessary to keep the total operating expenses of the LKCM Funds from exceeding certain caps. In the case of the LKCM Equity Fund, this cap is 0.80% per annum, although this existing practice may be changed in the future.

The Statement of Additional Information to this Proxy Statement, which is incorporated by reference into this Proxy Statement, provides additional information about portfolio managers of the LKCM Equity Fund, including each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the LKCM Equity Fund.

2.	OTHER SERVICE PROVIDERS

Administrator

Pursuant to a Fund Administration Agreement, U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides each LKCM Fund, including the LKCM Equity Fund, with administrative services. The services under this Fund Administration Agreement are subject to the supervision of the LKCM Board and officers of the LKCM Funds, and include day-to-day administration of matters necessary to the LKCM Funds’ operations, maintenance of their records, preparation of reports, compliance testing of the LKCM Funds’ activities, and preparation of periodic updates of the registration statement under federal and state laws. For administration services, USBFS receives from each LKCM Fund a fee, calculated daily and paid monthly. U.S. Bank, N.A (“U.S. Bank”), the custodian for the LKCM Funds, and Quasar are affiliates of USBFS.

Transfer Agent

USBFS serves as transfer agent, dividend disbursing agent and shareholder servicing agent for the LKCM Funds. In such capacity, USBFS’s responsibilities include: receiving and processing all orders for purchases, exchanges and redemptions of shares of the LKCM Funds, including the LKCM Equity Fund, responding to shareholder inquiries and instructions concerning their accounts, updating of shareholder accounts to reflect declaration and payment of dividends, and preparing and distributing account statements and tax documents to shareholders regarding their accounts.

Custodian

As custodian of the assets of the LKCM Funds, including the LKCM Equity Fund, U.S. Bank, 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, has custody of all securities and cash of the LKCM Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the LKCM Funds. USBFS and Quasar are affiliates of U.S. Bank.

Distributor

Quasar, a registered broker-dealer and member of FINRA, distributes shares of the LKCM Funds, including the LKCM Equity Fund. Quasar uses its best efforts to distribute the LKCM Funds’ shares, which shares are offered for sale by the LKCM Funds continuously at net asset value per share without the imposition of a sales charge. The LKCM Funds pay that portion of the compensation owed to Quasar that is permitted under Rule 12b-1 of the 1940 Act, and LKCM pays the remaining portion of any such compensation. U.S. Bank and USBFS are affiliates of Quasar.

3.	TAX CONSIDERATIONS

The LKCM Equity Fund intends to make annual distributions that may be taxed to its shareholders as ordinary income or net capital gain. For a discussion of relevant tax matters, please refer to Appendix C to this Proxy Statement.

4.	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the LKCM Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the LKCM Equity Fund and/or its affiliates may pay the intermediary for the sale of LKCM Equity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the LKCM Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s internet site for more information.

II. VOTING INFORMATION

A.	RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED

Proxies are being solicited from the shareholders of Armstrong by the Armstrong Board for the Special Meeting to be held on                     , 2013, at             , at Armstrong’s principal offices located at 750 North St. Paul Street, Suite 1300, Dallas, Texas 75201, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

The Armstrong Board has fixed the close of business on                     , 2013 (the “Record Date”) as the record date for the determination of Armstrong shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of common stock of Armstrong was         . Shareholders of record who own five percent or more of Armstrong’s outstanding shares of common stock as of the Record Date are set forth on Appendix B to this Proxy Statement. Approval of the Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares of Armstrong’s common stock.

B.	HOW TO VOTE

You may vote by completing and signing the enclosed proxy card and mailing it to Armstrong in the prepaid return envelope. You may also vote by attending the Special Meeting in person and voting your shares.

C.	PROXIES

All proxies solicited by the Armstrong Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use Armstrong receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to Armstrong. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	QUORUM AND ADJOURNMENTS

The holders of a majority of the outstanding shares of Armstrong’s common stock entitled to vote, either represented in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to Armstrong may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting may be adjourned by vote of the holders of a majority of the shares present, in person or by proxy. The persons designated as proxies may use their discretionary authority to vote as instructed by management of Armstrong on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

E.	EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies voted, including abstentions and broker non-votes (i.e., shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum at the Special Meeting. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against the Reorganization. Treating broker non-votes as votes against the Reorganization can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, Armstrong may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. Armstrong also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

F.	SOLICITATION OF PROXIES

Armstrong expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile or oral communications by certain employees of Armstrong, who will not be paid for these services. Portfolios will bear the costs of the Special Meeting and other expenses incurred in connection with the solicitation of proxies.

III. OTHER INFORMATION

A.	OTHER BUSINESS

The Armstrong Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Armstrong Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	NEXT MEETING OF SHAREHOLDERS

Armstrong does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of Armstrong Associates, Inc., 750 North St. Paul Street, Suite 1300, Dallas, Texas 75201. Proposals must be received by the Secretary of Armstrong prior to the 10th day before the date of the Special Meeting.

C.	LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the LKCM Equity Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by K&L Gates LLP, counsel to the LKCM Funds.

D.	INFORMATION FILED WITH THE SEC

Armstrong and the LKCM Funds are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by Armstrong and the LKCM Equity Fund may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By Order of the Board of Directors of Armstrong Associates, Inc.

C.K. Lawson

President

                    , 2013

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND DISSOLUTION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND DISSOLUTION (“Agreement”) is made as of             , 2013, among ARMSTRONG ASSOCIATES, INC., a Texas corporation (“Target”), LKCM FUNDS, a Delaware statutory trust (“Trust”), on behalf of LKCM Equity Fund, a segregated portfolio of assets (“series”) thereof (“Acquiring Fund”), and, solely for purposes of paragraph 7.2, LUTHER KING CAPITAL MANAGEMENT CORPORATION (“Trust’s Adviser”). (Each of Target and Acquiring Fund is sometimes referred to herein as a “Fund,” and each of Target and Trust is sometimes referred to herein as an “Investment Company.”) All agreements, representations, actions, obligations, and covenants described herein made or to be taken or undertaken by Acquiring Fund are made and shall be taken or undertaken by Trust on its behalf.

The Investment Companies wish to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of (1) the transfer of Target’s assets to Acquiring Fund in exchange solely for Acquiring Fund’s assumption of Target’s liabilities and the issuance to Target of shares of beneficial interest in Acquiring Fund, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares of common stock in Target and in liquidation thereof, and (3) Target’s dissolution, all on the terms and conditions set forth herein (collectively, “Reorganization.”)

Each Investment Company’s board of trustees or directors, as applicable (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof by Target and by Trust, on Acquiring Fund’s behalf, respectively, by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of its Fund.

Target has a single class of outstanding common stock, par value $1.00 per share (“Target Shares”). Acquiring Fund’s shares are divided into two classes, including a class designated Institutional Class shares (“Acquiring Fund Shares”); Acquiring Fund’s other class of shares (designated Adviser Class shares) will not be involved in the Reorganization and thus are not included in the term “Acquiring Fund Shares.” The rights and obligations of each Fund’s shares are substantially similar to each other.

In consideration of the mutual promises contained herein, the parties agree as follows:

1.	PLAN OF REORGANIZATION AND DISSOLUTION

1.1. Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall —

(a) issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) by the net asset value (“NAV”) of an Acquiring Fund Share (computed as set forth in paragraph 2.2); and

(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Target’s books — Target owns at the Valuation Time (as defined in paragraph 2.1).

1.3. The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether or not determinable at that time, and whether or not specifically referred to herein. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (as defined in paragraph 3.1).

1.4. If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and will dissolve. That distribution shall be accomplished by Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders, except Shareholders in whose names accounts thereon with that transfer agent already exist, and crediting each Shareholder’s newly opened or pre-existing account with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder. The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder owned at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, all actions required to wind up and terminate Target shall be taken — and in all events Target shall have been terminated within six months after the Effective Time — and any further actions shall be taken in connection therewith as required by applicable law.

1.7. Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8. Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

2.	VALUATION

2.1. For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in Target’s then-current prospectus and statement of additional information (“Pro/SAI”), less (b) the amount of the Liabilities at the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per Acquiring Fund Share shall be computed at the Valuation Time, using the valuation procedures set forth in Acquiring Fund’s then-current Pro/SAI.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by Target’s fund accounting agent, subject to agreement of and verification by Trust’s Adviser, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures described in paragraph 2.2.

3.	CLOSING AND EFFECTIVE TIME

3.1. Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be held at Target’s principal office and shall be deemed to take place immediately after the close of business (4:00 p.m., Eastern Time) on             , 2013 (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange is disrupted, so that accurate appraisal of the Target Value and/or the NAV of an Acquiring Fund Share is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.

3.2. Target shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that the Assets will be transferred to Trust, on Acquiring Fund’s behalf, at the Effective Time. Target shall deliver to Trust at the Closing a Certificate stating that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. Target shall direct its transfer agent to deliver to Trust at the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding Target Shares each Shareholder owns and which of those shares are represented by outstanding certificates and which by book-entry accounts, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Target with respect to each Shareholder, all at the Effective Time.

3.4. Target shall direct its fund accounting and pricing agent to deliver at the Closing a schedule detailing the adjusted basis and holding period, by lot, of each Asset, including all portfolio securities, to be transferred by Target to Acquiring Fund accompanied by a Certificate as to the accuracy of all that information. If requested by Trust, Target shall direct Travis Wolff & Company, L.L.P., an independent registered public accounting firm that audits Target’s books (“TWC”), or other applicable service providers to deliver at the Closing all work papers and supporting statements related to ASC 740-10-25 (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006) pertaining to Target.

3.5. Trust, on Acquiring Fund’s behalf, shall direct its transfer agent to deliver to Target (a) at the Closing, a confirmation, or other evidence satisfactory to Target, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders, except Shareholders in whose names accounts thereon already exist.

3.6. Each Investment Company shall deliver to the other at the Closing (a) a Certificate in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made herein are true and correct at the Effective Time and (b) bills of sale, checks, assignments, stock certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Target represents and warrants to Trust, on Acquiring Fund’s behalf, as follows:

4.1.1. Target is a corporation that is duly created, validly existing, and in good standing under the laws of the State of Texas, and its Restated Articles of Incorporation dated October 27, 1983, as amended by Articles of Amendment filed November 2, 1987 (collectively, “Articles”), are on file with the Secretary of State of Texas; and Target has furnished to Trust a true and complete copy thereof certified by that secretary;

4.1.2. Target is duly registered as an open-end management investment company under the 1940 Act, and that registration is in full force and effect;

4.1.3. At the Effective Time, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.4. Target’s current Pro/SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.1.5. Target is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or violation of any provision of Texas law, the Articles, its Bylaws (as Amended through August 25, 1993) (a true and complete copy of which, accompanied by a Certificate to that effect, Target has furnished to Trust), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Target is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, order, or decree to which Target is a party or by which it is bound, in each case except as otherwise disclosed in writing to and accepted by Trust, on Acquiring Fund’s behalf;

4.1.6. At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge and/or Acquiring Fund’s assumption of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Target’s knowledge, threatened against Target or any of its properties or assets that, if adversely determined, would adversely affect Target’s financial condition or the conduct of its business; and Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that adversely affects Target’s business or its ability to consummate the transactions contemplated hereby;

4.1.8. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of Target’s Board; and this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.9. Target’s Statement of Assets and Liabilities, Statement of Operations, Portfolio of Investments in Securities, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended June 30, 2012, have been audited by TWC and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements and Target’s unaudited Statements for the six months ended December 31, 2012 (true and complete copies of which Target has delivered to Trust) present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; Target neither owned nor had any interest in any assets or other property at either such date that are not reflected on those Statements; and, to Target’s management’s best knowledge and belief, there are no contingent or other liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at their respective dates that are not disclosed therein;

4.1.10. Since June 30, 2012, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this representation and warranty, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

4.1.11. On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 5.2), and at the Effective Time, Target’s Pro/SAI, the prospectus included in the Registration Statement (“Prospectus”), and the information to be furnished by Target for use in no-action letters, applications for orders, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the Reorganization will (a) be accurate and complete in all material respects, (b) comply in all material respects with the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, “Federal Securities Laws”), and (c) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus made in reliance on and in conformity with information furnished by Trust, on Acquiring Fund’s behalf, for use therein;

4.1.12. Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business; and there are no Liabilities other than liabilities, debts, obligations, and duties disclosed or provided for in Target’s Statements and liabilities, debts, obligations, and duties incurred by Target in the ordinary course of its business subsequent to June 30, 2012, or otherwise disclosed to Trust, none of which has been materially adverse to Target’s business, assets, or results of its operations;

4.1.13. Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and has elected to be a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.14. Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time Target’s Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.13; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (a) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (1) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (2) for any other reason except in the ordinary course of its business as a RIC and (b) has not otherwise changed, and will not otherwise change, its historic investment policies; and Target believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings generally are compatible with Acquiring Fund’s investment objective and policies and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund;

4.1.15. At the Effective Time, (a) at least 33 1/3% of Target’s portfolio assets will meet Acquiring Fund’s investment objectives, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (b) Target will not have altered its portfolio in connection with the Reorganization to meet that 33 1/3% threshold, and (c) Target will not have modified any of its Investment Criteria as part of the plan of reorganization;

4.1.16. To the best of Target’s management’s knowledge, at the record date for Target’s shareholders entitled to vote on approval hereof, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of Target Shares outstanding;

4.1.17. The Acquiring Fund Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and Target will distribute all those shares to the Shareholders in proportion to the number of Target Shares each Shareholder owns;

4.1.18. Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.1.19. Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

4.1.20. During the five-year period ending at the Effective Time, neither Target nor any person “related” (as defined in section 1.368-1(e)(4) of the Regulations (“Related”) without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (a) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except in the ordinary course of Target’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act, or (b) made distributions with respect to Target Shares except for (1) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (2) other dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.21. To the best of Target’s knowledge, all federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Target’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any penalties that could be imposed thereunder;

4.1.22. All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Target and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.23. Target’s management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (1) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (2) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as an open-end investment company, (c) expects that the percentage of shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

4.1.24. Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.1.25. The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.1.26. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of this representation and warranty, any amounts Target uses to make payments to dissenters (and any liabilities Target incurs or is deemed to incur to make such payments) to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions pursuant to section 22(e) of the 1940 Act and (b) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization; and

4.1.27. Dissenters to the Reorganization under the applicable provisions of Texas law will own Target Shares having a value that, when added to the amounts described in the second sentence in paragraph 4.1.26 (excluding amounts paid to such dissenters), will not exceed 8% of the value of the Target Shares outstanding at the Effective Time.

4.2. Trust, on Acquiring Fund’s behalf, represents and warrants to Target as follows:

4.2.1. Trust is a statutory trust that is duly created, validly existing, and in good standing under the laws of the State of Delaware; its Certificate of Trust dated February 15, 1994, is on file with the Office of the Secretary of State of Delaware; and before January 1, 1997, Trust “claimed” classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise;

4.2.2. Trust is duly registered as an open-end management investment company under the 1940 Act, and that registration is in full force and effect; and Acquiring Fund is a duly established and designated series of Trust;

4.2.3. No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued to Target in exchange for the Assets in the Reorganization;

4.2.4. The Acquiring Fund Shares to be issued and delivered to Target hereunder for the Shareholders’ accounts, pursuant to the terms hereof, (a) will, at the Effective Time, have been duly authorized and duly registered under the Federal Securities Laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (b) when so issued and delivered, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Trust;

4.2.5. Acquiring Fund’s current Pro/SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

4.2.6. Trust (with respect to Acquiring Fund) is not currently engaged in, and its execution, delivery, and performance hereof and consummation of the Reorganization (on Acquiring Fund’s behalf) will not result in, (a) a conflict with or violation of any provision of Delaware law, Trust’s Amended Agreement and Declaration of Trust, as amended April 29, 1998 (“Declaration”), or Trust’s Amended By-Laws or any Undertaking to which Trust (with respect to or on behalf of Acquiring Fund) is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, order, or decree to which Trust (with respect to or on behalf of Acquiring Fund) is a party or by which it is bound, in each case except as otherwise disclosed in writing to and accepted by Target;

4.2.7. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust, with respect to Acquiring Fund or any of its properties or assets allocable or attributable to Acquiring Fund, that, if adversely determined, would adversely affect Acquiring Fund’s financial condition or the conduct of its business; and Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that adversely affects Acquiring Fund’s business or Trust’s ability to consummate the transactions contemplated hereby on Acquiring Fund’s behalf;

4.2.8. The execution, delivery, and performance hereof have been duly authorized at the date hereof by all necessary action on the part of Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Acquiring Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.9. Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2011, have been audited by Deloitte & Touche LLP and are in accordance with GAAP; those Statements and Acquiring Fund’s unaudited Statements for the six months ended June 30, 2012 (copies of all of which Trust has delivered to Target) present fairly, in all material respects, Acquiring Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and, to Trust’s management’s best knowledge and belief, there are no contingent or other liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at their respective dates that are not disclosed therein;

4.2.10. Since December 31, 2011, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this representation and warranty, a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change;

4.2.11. On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, Acquiring Fund’s Pro/SAI, the Prospectus, and the information to be furnished by Trust, on Acquiring Fund’s behalf, for use in no-action letters, the Registration Statement, applications for orders, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the Reorganization will (a) be accurate and complete in all material respects, (b) comply in all material respects with the applicable requirements of the Federal Securities Laws, and (c) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which those statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Prospectus made in reliance on and in conformity with information furnished by Target for use therein;

4.2.12. Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) that has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for its current taxable year and intends to do so for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.13. Following the Reorganization, Acquiring Fund will (a) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for (1) dispositions made in the ordinary course of that business, (2) dispositions necessary to maintain its status as a RIC, and (3) dispositions pursuant to the following clause, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status; and Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings generally are compatible with Acquiring Fund’s investment objective and policies and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund;

4.2.14. Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business; and at the Effective Time, (a) at least 33 1/3% of Target’s portfolio assets will meet Acquiring Fund’s Investment Criteria, (b) Acquiring Fund will not have modified any of its Investment Criteria as part of the plan of reorganization, and (c) Acquiring Fund will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

4.2.15. There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

4.2.16. Assuming the truthfulness and correctness of Target’s representation and warranty in paragraph 4.1.19, immediately after the Reorganization (a) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

4.2.18. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund, or any person Related to it, have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.19. Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;

4.2.20. To the best of the Trust’s knowledge, all Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any penalties that could be imposed thereunder;

4.2.21. All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares;

4.2.22. Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.23. The Declaration permits Trust to vary its shareholders’ investment. Trust does not have a fixed pool of assets — each series of Trust (including Acquiring Fund) is a managed portfolio of securities, and Trust’s Adviser has the authority to buy and sell securities for it;

4.2.24. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of those shares for the purpose of making additional investments therein, regardless of the value of the shares so received; and

4.2.25. Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization.

4.3. Each Investment Company represents and warrants to the other Investment Company as follows:

4.3.1. No governmental consents, approvals, authorizations, or filings are required under the Federal Securities Laws or state securities laws for its execution, delivery, or performance hereof, except for (a) the filing with the Commission of (1) a registration statement by Trust, on Acquiring Fund’s behalf, on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto (“Registration Statement”), including therein a Prospectus, (2) a post-effective amendment to Trust’s registration statement on Form N-1A with respect to Acquiring Fund, and (3) any supplement(s) or amendment(s) to Target’s registration statement on Form N-1A required in connection with the Reorganization, and (b) consents, approvals, authorizations, and filings that have been made or received or may be required subsequent to the Effective Time;

4.3.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

4.3.3. At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

4.3.4. None of the compensation received by or to be paid to any Shareholder who or that is a director/trustee of either Investment Company or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.5. Immediately after the Reorganization, the Shareholders will not own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

4.3.6. No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by its investment adviser, the Acquiring Fund, Trust’s Adviser, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that that cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.7. The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

4.3.8. The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction.

5.	COVENANTS

5.1. Target covenants to operate its business, and Trust covenants to operate Acquiring Fund’s business, in the ordinary course between the date hereof and the Closing, it being understood that:

(a) ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund’s normal business activities; and

(b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that Target shall not dispose of more than an insignificant portion of its historic business assets (as defined in paragraph 4.2.13) during that period without Trust’s prior consent, and the Investment Companies shall coordinate the Funds’ respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

5.2. Target covenants to call and hold a meeting of its shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.3. Target covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Target Shares.

5.4. Target covenants that it will turn over all its books and records (including tax books and records and books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Trust at the Closing.

5.5. Each Investment Company covenants to cooperate in preparing the Registration Statement in compliance with applicable Federal Securities Laws.

5.6. Each Investment Company covenants that it will, from time to time, as and when requested by the other Investment Company, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken all further action, the other Investment Company may deem necessary or desirable in order to vest in, and confirm to, (a) Trust, on Acquiring Fund’s behalf, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.7. Trust, on Acquiring Fund’s behalf, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to continue Acquiring Fund’s operations after the Effective Time.

5.8. Target covenants to distribute all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation thereof.

5.9. As promptly as practicable, but in any case within sixty days, after the Effective Time, Target shall furnish to Trust, on Acquiring Fund’s behalf, in a form reasonably satisfactory to Trust, a Certificate stating the earnings and profits of Target for federal income tax purposes that will be carried over by Acquiring Fund as a result of section 381.

5.10. It is the Investment Companies’ intention that the Reorganization will qualify as a reorganization with the meaning of section 368(a)(1)(C). Neither Investment Company shall take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to qualify as such a reorganization.

5.11. Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof (except for each such representation and warranty that is qualified as to materiality, all of which shall be true and correct in all respects at the date hereof) and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at the Effective Time, and (c) the following further conditions that, at or before that time:

6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Target’s shareholders at the Shareholders Meeting (including any adjournment(s) thereof);

6.2. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, to the Investment Companies’ best knowledge no investigation or proceeding for that purpose has been instituted or pending, threatened, or contemplated under the 1933 Act or the 1940 Act, and the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, provided that either Investment Company may for itself waive any of those conditions;

6.3. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the enforcement of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

6.4. The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made herein, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the Certificates delivered pursuant to paragraph 3.6(a). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

6.4.1. Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(C)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);

6.4.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

6.4.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

6.4.4. Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

6.4.5. A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

6.4.6. A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.4.2 and 6.4.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

6.5. Trust, on Acquiring Fund’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that Trust, on Acquiring Fund’s behalf, assumes all of the Liabilities; and

6.6. At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

7.	BROKERAGE FEES AND EXPENSES

7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. Target shall bear all the expenses incurred by or for the benefit of Target in connection with the Reorganization; and Trust’s Adviser shall bear all the expenses (other than brokerage or similar expenses) incurred by or for the benefit of Acquiring Fund in connection therewith. The expenses described in the preceding sentence include (a) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Registration Statement, and printing and distributing the proxy statement included therein and the Prospectus, (b) securities registration fees in connection with the Reorganization, and (c) reasonable legal and accounting fees and disbursements in connection with the Reorganization. Notwithstanding anything herein to the contrary, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing (except as provided in paragraph 6.4).

9.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time at or before the Closing:

9.1. By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, or (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before June 30, 2013, or another date to which the Investment Companies agree; or

9.2. By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its directors/trustees, officers, or shareholders) shall have any liability to the other Investment Company.

10.	AMENDMENT

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Target’s shareholders’ approval thereof, provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

11.	MISCELLANEOUS

11.1. This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the Federal Securities Laws, the latter shall govern.

11.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Trust, on Acquiring Fund’s behalf, or Target and their respective successors and assigns any rights or remedies under or by reason hereof.

11.3 The parties acknowledge that Trust is a statutory trust. Notice is hereby given that this instrument is executed and delivered on behalf of Trust’s trustees solely in their capacities as trustees, and not individually. Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders, or any series thereof other than Acquiring Fund, but are only binding on and enforceable against Trust’s property attributable to and held for the benefit of Acquiring Fund (“Acquiring Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof (“Other Series’ Property”). Each Investment Company agrees that, in asserting any rights or claims hereunder, it shall look only to the other Investment Company’s property (or, in Trust’s case, Acquiring Fund’s Property) in settlement of those rights or claims and not to the directors/trustees, officers, or shareholders thereof or, in Trust’s case, Other Series’ Property.

11.4. Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation thereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

[Signatures on following page]

ARMSTRONG ASSOCIATES, INC.

By:
Name:
Title:	President

LKCM FUNDS, on behalf of its series, LKCM Equity Fund

By:
Name:
Title:	President

Solely for purposes of paragraph 7.2:

LUTHER KING CAPITAL MANAGEMENT CORPORATION

By:
Name:
Title:	President

APPENDIX B

OWNERSHIP OF SHARES OF ARMSTRONG

As of the Record Date, Armstrong’s shareholders of record and/or beneficial owners (to the knowledge of Armstrong) who owned 5% or more of Armstrong’s shares are set forth below:

Name and Address	No. of Shares Owned		% of Shares
[ ]	[	]	[	]%

As of the Record Date, [no] shareholders may be deemed to “control” Armstrong. “Control” for this purpose is the ownership of more than 25% of Armstrong’s voting securities.

As of the Record Date, the Armstrong Board and officers of Armstrong, as a group, owned of record and beneficially less than [        ]% of the outstanding voting securities of Armstrong.

B-1

APPENDIX C

VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION

FOR THE LKCM EQUITY FUND

Valuation of LKCM Equity Fund Shares

The price of the shares of the LKCM Equity Fund (“Fund”) is based on its net asset value (“NAV”) per share. The NAV per share is computed by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The NAV per share is determined as of the close of normal trading on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is not determined on days the NYSE is closed. The NYSE is closed on weekends and most national holidays. The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after the order is received by the Fund. The Fund’s NAV may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining NAV, expenses are accrued and applied daily and investments for which market values are readily available are valued at market value.

Securities listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Nasdaq Global Market securities are valued at the NASDAQ Official Closing Price (the “NOCP”). Price information on listed securities is taken from the exchange where the security is primarily traded. Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price on the relevant exchanges or markets.

Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest quoted sales price available before the time when assets are valued. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using net foreign exchange quotations received from independent dealers at the time of valuation.

Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the LKCM Board. The LKCM Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to the LKCM. The procedures authorize LKCM to make all determinations regarding the fair value of a portfolio security and to report such determinations to the LKCM Board. The Fund may also use independent pricing services to assist in pricing portfolio securities.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.

Portfolio Holdings

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Statement of Additional Information to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

Redemptions In Kind

Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner; the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Frequent Trading and Market Timing

“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Market timing transactions include trades in mutual fund shares that occur when the fund’s NAV does not fully reflect the value of the fund’s holdings – for example, when the fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information possible. Market timing can have a dilutive effect on the value of the investments of long-term fund shareholders and can increase the transaction costs of a fund, which will be borne by all fund shareholders.

The Fund typically is intended for long-term investing. Market timing by Fund shareholders may adversely affect the Fund by interfering with portfolio management and increasing portfolio transaction and administrative costs. The LKCM Board has adopted policies and procedures to detect and prevent market timing activities in the Fund. To discourage market timing, the Fund charges a 1.00% redemption fee on shares exchanged or redeemed within 30 days of purchase, except on shares held in separately managed accounts of LKCM or as otherwise determined by the Fund in its discretion. In addition, the Fund temporarily will suspend or terminate future purchase and exchange orders by investors or groups of investors who the Fund believes have engaged in market timing practices and which may have an adverse impact on the Fund. The Fund also will terminate, without notice, the exchange privilege of any investor who, in the opinion of the Fund, uses the exchange privilege excessively.

The Fund and/or LKCM monitor for market timers and attempt to detect abusive trading practices. The criteria and techniques may change from time to time as determined by the Fund or LKCM. The transfer agent of the Fund will reject any purchase or exchange order, in whole or in part, including trading that the Fund or LKCM believe may be excessive in frequency and/or amount or otherwise potentially disruptive to the Fund. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.

Furthermore, due to the complexity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the efforts of the Fund or LKCM will identify all trades or trading practices that may be considered abusive. In addition, the ability of the Fund or LKCM to monitor trades that are placed by individual shareholders within omnibus and retirement accounts maintained by financial intermediaries may be limited. However, the Fund and LKCM attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into agreements with certain financial intermediaries that generally require them to provide the Fund with information concerning those individual shareholders involved in any such aggregated trades. For those financial intermediaries with whom the Fund has not entered into such agreements, the Fund treats such intermediaries as individual shareholders for purposes of its market timing and redemption fee policies. However, there can be no assurance that the Fund or LKCM will be able to detect and prevent abusive trading in accounts maintained by financial intermediaries through the foregoing measures or otherwise.

Purchase and Redemption of Fund Shares

Purchases

The Institutional Class shares are available to all investors who meet the minimum initial investment. Subject to your eligibility, the Fund is offered for purchase directly from LKCM Funds, through financial intermediaries who have entered into agreements with the Fund’s distributor, and from certain other distribution channels.

You may invest in shares of the Fund by contacting your financial adviser. Your financial adviser can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

The Fund has authorized certain broker-dealers to receive on its behalf purchase and redemption orders of Fund shares. These broker-dealers may designate intermediaries to receive Fund orders. The Fund is deemed to have received purchase and redemption orders for Fund shares when an authorized broker-dealer or its designee receives such orders. All such orders are executed at the next NAV calculated after the order is received by an authorized broker-dealer or its designee.

You may open an account by completing and signing an Account Registration Form, and mailing it, together with a check ($2,000 minimum initial investment) payable to LKCM Funds. Your order will not be accepted until the completed Account Registration Form is received by the Funds’ transfer agent.

Regular Mail to:

LKCM Funds – LKCM Equity Fund Institutional Class Shares

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

By express, registered or certified mail to

LKCM Funds – LKCM Equity Fund Institutional Class Shares

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services,

LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

Once the Fund receives and accepts your Account Registration Form in the mail, your payment for shares will be credited to your account at the NAV per share of the Fund next determined after receipt. If you purchase shares using a check and soon after make a redemption request, the Fund will honor the redemption request at the next determined NAV, but will not send you the proceeds until your purchase check has cleared (usually within 15 days). The Fund will not accept payment in cash or money orders. Cashier’s checks in amounts of less than $10,000 will not be accepted. To prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. If your bank does not honor your check, you could be liable for any loss sustained by the Fund, as well as a service charge imposed by the transfer agent for the Fund in the amount of $25.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent for the Fund will verify certain information on your Account Registration Form as part of the Fund’s Anti-Money Laundering Program. As requested on the Account Registration Form, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent for the Fund at 1-800-688-LKCM if you need additional assistance when completing your Account Registration Form. If the Fund does not have a reasonable basis for determining your identity, your account will be rejected or you will not be allowed to perform a transaction on the account until the necessary information to confirm your identity is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

You may purchase shares of the Fund by wiring federal funds ($2,000 minimum). If you are making your first investment in the Fund, before you wire funds, the transfer agent for the Fund must have a completed Account Registration Form. You can mail or overnight deliver your Account Registration Form to the transfer agent for the Fund. Upon receipt of your completed Account Registration Form, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. The wire must be received by 4:00 P.M. (Eastern Time) in order to receive the same day’s NAV. Your bank must include the name of the Fund, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

For credit to U.S. Bancorp Fund Services, LLC

Account #112-952-137

For further credit to LKCM Funds

LKCM Equity Fund, Institutional Class Shares

[Shareholder account number]

Federal fund purchases will be accepted only on a day on which the Fund and its custodian are open for business. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Minimum Initial Investment

Institutional Class – $2,000

Redemptions

You may redeem shares of the Fund by contacting your financial advisor, by mail or, if authorized, by telephone or wire. The Fund does not charge a fee for making redemptions, except with respect to wire redemptions or redemptions made within 30 days of purchase unless such shares are held in separately managed accounts of LKCM or as otherwise determined by the Fund in its discretion. You may redeem your shares by sending a written request to:

Regular Mail to:

LKCM Funds – LKCM Equity Fund Institutional Class Shares

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

By express, registered or certified mail to

LKCM Funds – LKCM Equity Fund Institutional Class Shares

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

After your request is in “good order” the Fund will redeem your shares at the next NAV. To be in “good order,” redemption requests must include the following documentation:

(a) The share certificates, if issued;

(b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans, and other organizations.

If you indicate on your Account Registration Form, or have subsequently arranged in writing to do so, you may redeem shares by calling the Fund. You may have the redemption proceeds mailed by check to the primary registration address or wired directly to your bank. You may also have your proceeds sent via electronic funds transfer through the ACH network to your predetermined bank account. Other redemption fees may be applicable. The transfer agent for the Fund imposes a $15.00 fee for each wire redemption. There is no charge for an electronic funds transfer, however the funds may not be available for 2-3 days. The redemption proceeds will be paid to the same bank and account as designated on the Account Registration Form or in written instructions subsequently received by the Fund. No telephone redemptions may be made within 15 days of any address change. If you would like to arrange for redemption by wire or telephone or change the bank or account designated to receive redemption proceeds, you must send a written request to the Fund. The investor must sign such requests. Further documents and signature verifications may be required.

The Fund reserves the right to refuse a wire or telephone redemption. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time. The Fund and its transfer agent will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. Before executing an instruction received by telephone, the transfer agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify or provide certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Payment of the redemption proceeds will normally be made within seven calendar days after receipt of a redemption request in “good order.” Redemption proceeds for shares of the Fund purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days. Shareholders can avoid this delay by utilizing the wire purchase option. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $1,000. You will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of the account up to at least $1,000. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings) or under any emergency circumstances as determined by the SEC.

Redemption Fee

If you redeem or exchange shares held for less than 30 days after the date of purchase, you will be subject to a 1.00% redemption fee. This fee will be deducted from the proceeds of your redemption. For purposes of applying the fee, the first day of the holding period is trade date plus one. The holding period will be determined on a “first-in, first-out” basis, meaning the Fund shares purchased first will be redeemed first. The redemption fee will not apply to shares of the Fund held in accounts separately managed by LKCM or as otherwise determined by the Fund in its discretion. Transactions in shares of the Fund by financial intermediaries with whom the Fund does not have information sharing agreements in place may be subject to the redemption fee. The redemption fee is retained by the Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends, or to shares purchased through the Fund’s automatic investment program.

Exchange Policies

Exchanges of all or a portion of your investment from the Fund to another LKCM Fund may be made as long as the exchange is for the same class of shares of the other LKCM Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. In addition, exchanges of shares held for less than 30 days will be subject to a 1.00% redemption fee unless such shares are held in separately managed accounts of LKCM or as otherwise determined by the Fund in its discretion. The transfer agent for the Fund charges a $5 fee for each exchange via telephone.

The Fund is intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Fund’s performance and shareholders. Therefore, the Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Fund may change or temporarily suspend the exchange privilege during unusual market conditions.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.

Distributions and Taxes

Dividends and Other Distributions

The Fund intends to declare and pay income dividends at least on an annual basis. The Fund intends to distribute net capital gains and net gains from foreign currency transactions, if any, on an annual basis. The Fund may make an additional distribution if necessary, to avoid income or excise taxes. Dividends and other distributions, if any, will automatically be paid in additional shares of the Fund unless the shareholder elects otherwise. Such election must be made in writing to the Fund. If a shareholder elects to receive distributions in cash and the U.S. Postal Service cannot deliver the shareholder’s check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current NAV and to reinvest all subsequent distributions.

Taxes

Dividends, whether paid in cash or reinvested in additional shares, from the Fund’s net investment income, the excess of its net short-term capital gain over net long-term capital loss and its net gains from certain foreign currency transactions, if any, will be taxable to its shareholders as ordinary income (unless a shareholder is exempt from income tax or entitled to a tax deferral), except that the Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to the shares on which the Fund dividends were paid at the rates for long-term capital gain – a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts. A portion of the Fund’s dividends—not exceeding the aggregate dividends it receives from domestic corporations only—also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income or be eligible for the dividends-received deduction.

Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares (or, if the Fund makes a certain election, any net capital gain that is retained by the Fund), will be taxable as long-term capital gain and also will be subject to the 15% and 20% maximum federal tax rates for individual and certain other non-corporate shareholders mentioned above; capital gain distributions to corporate shareholders remain subject to federal income tax at a maximum rate of 35%. The classification of a capital gain distribution or retained capital gains (and, consequently, the applicable tax rate) is determined by the length of time that the Fund has held the securities that generated the gain and not the length of time you have held shares in the Fund. Shareholders will be notified annually as to the federal tax status of dividends and other distributions paid by the Fund.

Any dividends and other distributions the Fund declares in October, November or December to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by those shareholders on December 31 if the distributions are paid before February 1 of the following year. If you purchase shares of the Fund shortly before a distribution, you will be subject to income tax on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

When a shareholder redeems shares of the Fund, the redemption may result in a taxable gain or loss, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. Any capital gain an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% and 20% maximum rates mentioned above. In addition, if Fund shares are bought within 30 days before or after selling other Fund shares at a loss, all or a portion of the loss will be deferred and will increase the basis of the newly purchased shares.

Beginning in 2013 an individual shareholder’s taxable distributions from the Fund and gains recognized from the redemption of Fund shares will be subject to a 3.8% federal tax to the extent the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property) is greater than the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

Income dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate). Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” if reported by the Fund in writing to its shareholders, are exempt from that tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions). “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments. The exemption from withholding tax applies to interest-related dividends and short-term capital gain dividends the Fund pays to foreign investors, with certain exceptions, only with respect to Fund taxable years beginning before January 1, 2014 (unless the period for the exemption’s applicability is extended by legislation, which has occurred frequently).

The Fund is required by federal law to withhold and remit to the U.S. Treasury 28% of reportable payments (which includes dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized) otherwise payable to individuals and certain other non-corporate shareholders who fail to certify that the taxpayer identification number furnished to the Fund is correct or who furnish an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

Dividends and other distributions the Fund declares, as well as redemption proceeds, may also be subject to state and local taxes. The foregoing summarizes some of the important income tax considerations generally affecting the Fund and its shareholders. Potential investors in the Fund should see its Statement of Additional Information for further information regarding the tax effects of investing in the Fund and consult their tax advisers with specific reference to their own tax situation.

APPENDIX D

BUSINESS ORGANIZATIONS CODE

TITLE 1. GENERAL PROVISIONS

CHAPTER 10 .MERGERS, INTEREST EXCHANGES, CONVERSIONS, & SALES OF ASSETS

SUBCHAPTER H. RIGHTS OF DISSENTING OWNERS

Sec. 10.351. APPLICABILITY OF SUBCHAPTER.

(a) This subchapter does not apply to a fundamental business transaction of a domestic entity if, immediately before the effective date of the fundamental business transaction, all of the ownership interests of the entity otherwise entitled to rights to dissent and appraisal under this code are held by one owner or only by the owners who approved the fundamental business transaction.

(b) This subchapter applies only to a “domestic entity subject to dissenters’ rights,” as defined in Section 1.002. That term includes a domestic for-profit corporation, professional corporation, professional association, and real estate investment trust. Except as provided in Subsection (c), that term does not include a partnership or limited liability company.

(c) The governing documents of a partnership or a limited liability company may provide that its owners are entitled to the rights of dissent and appraisal provided by this subchapter, subject to any modification to those rights as provided by the entity’s governing documents.

Sec. 10.352. DEFINITIONS. In this subchapter:

(1) “Dissenting owner” means an owner of an ownership interest in a domestic entity subject to dissenters’ rights who:

(A) provides notice under Section 10.356; and

(B) complies with the requirements for perfecting that owner’s right to dissent under this subchapter.

(2) “Responsible organization” means:

(A) the organization responsible for:

(i) the provision of notices under this subchapter; and

(ii) the primary obligation of paying the fair value for an ownership interest held by a dissenting owner;

(B) with respect to a merger or conversion:

(i) for matters occurring before the merger or conversion, the organization that is merging or converting; and

(ii) for matters occurring after the merger or conversion, the surviving or new organization that is primarily obligated for the payment of the fair value of the dissenting owner’s ownership interest in the merger or conversion;

(C) with respect to an interest exchange, the organization the ownership interests of which are being acquired in the interest exchange; and

(D) with respect to the sale of all or substantially all of the assets of an organization, the organization the assets of which are to be transferred by sale or in another manner.

Sec. 10.353. FORM AND VALIDITY OF NOTICE.

(a) Notice required under this subchapter:

(1) must be in writing; and

(2) may be mailed, hand-delivered, or delivered by courier or electronic transmission.

(b)	Failure to provide notice as required by this subchapter does not invalidate any action taken.

Sec. 10.354. RIGHTS OF DISSENT AND APPRAISAL.

(a) Subject to Subsection (b), an owner of an ownership interest in a domestic entity subject to dissenters’ rights is entitled to:

(1) dissent from:

(A) a plan of merger to which the domestic entity is a party if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of merger;

(B) a sale of all or substantially all of the assets of the domestic entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the sale;

(C) a plan of exchange in which the ownership interest of the owner is to be acquired;

(D) a plan of conversion in which the domestic entity is the converting entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of conversion; or

(E) a merger effected under Section 10.006 in which:

(i) the owner is entitled to vote on the merger; or

(ii) the ownership interest of the owner is converted or exchanged; and

(2) subject to compliance with the procedures set forth in this subchapter, obtain the fair value of that ownership interest through an appraisal.

(b) Notwithstanding Subsection (a), subject to Subsection (c), an owner may not dissent from a plan of merger or conversion in which there is a single surviving or new domestic entity or non-code organization, or from a plan of exchange, if:

(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(A) listed on a national securities exchange; or

(B) held of record by at least 2,000 owners;

(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:

(A) ownership interests, or depository receipts in respect of ownership interests, of a domestic entity or non-code organization of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:

(i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or

(ii) held of record by at least 2,000 owners;

(B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or

(C) any combination of the ownership interests and cash described by Paragraphs (A) and (B). (c) Subsection (b) shall not apply to a domestic entity that is a subsidiary with respect to a merger under Section 10.006.

Sec. 10.355. NOTICE OF RIGHT OF DISSENT AND APPRAISAL.

(a) A domestic entity subject to dissenters’ rights that takes or proposes to take an action regarding which an owner has a right to dissent and obtain an appraisal under Section 10.354 shall notify each affected owner of the owner’s rights under that section if:

(1) the action or proposed action is submitted to a vote of the owners at a meeting; or

(2) approval of the action or proposed action is obtained by written consent of the owners instead of being submitted to a vote of the owners.

(b) If a parent organization effects a merger under Section 10.006 and a subsidiary organization that is a party to the merger is a domestic entity subject to dissenters’ rights, the responsible organization shall notify the owners of that subsidiary organization who have a right to dissent to the merger under Section 10.354 of their rights under this subchapter not later than the 10th day after the effective date of the merger. The notice must also include a copy of the certificate of merger and a statement that the merger has become effective.

(c) A notice required to be provided under Subsection (a) or (b) must:

(1) be accompanied by a copy of this subchapter; and

(2) advise the owner of the location of the responsible organization’s principal executive offices to which a notice required under Section 10.356(b)(1) or (3) may be provided.

(d) In addition to the requirements prescribed by Subsection (c), a notice required to be provided under Subsection (a)(1) must accompany the notice of the meeting to consider the action, and a notice required under Subsection (a)(2) must be provided to:

(1)	each owner who consents in writing to the action before the owner delivers the written consent; and

(2) each owner who is entitled to vote on the action and does not consent in writing to the action before the 11th day after the date the action takes effect.

(e) Not later than the 10th day after the date an action described by Subsection (a)(1) takes effect, the responsible organization shall give notice that the action has been effected to each owner who voted against the action and sent notice under Section 10.356(b)(1).

Sec. 10.356. PROCEDURE FOR DISSENT BY OWNERS AS TO ACTIONS; PERFECTION OF RIGHT OF DISSENT AND APPRAISAL.

(a) An owner of an ownership interest of a domestic entity subject to dissenters’ rights who has the right to dissent and appraisal from any of the actions referred to in Section 10.354 may exercise that right to dissent and appraisal only by complying with the procedures specified in this subchapter. An owner’s right of dissent and appraisal under Section 10.354 may be exercised by an owner only with respect to an ownership interest that is not voted in favor of the action.

(b)	To perfect the owner’s rights of dissent and appraisal under Section 10.354, an owner:

(1) if the proposed action is to be submitted to a vote of the owners at a meeting, must give to the domestic entity a written notice of objection to the action that:

(A) is addressed to the entity’s president and secretary;

(B) states that the owner’s right to dissent will be exercised if the action takes effect;

(C) provides an address to which notice of effectiveness of the action should be delivered or mailed; and

(D) is delivered to the entity’s principal executive offices before the meeting;

(2) with respect to the ownership interest for which the rights of dissent and appraisal are sought:

(A) must vote against the action if the owner is entitled to vote on the action and the action is approved at a meeting of the owners; and

(B) may not consent to the action if the action is approved by written consent; and

(3) must give to the responsible organization a demand in writing that:

(A) is addressed to the president and secretary of the responsible organization;

(B) demands payment of the fair value of the ownership interests for which the rights of dissent and appraisal are sought;

(C) provides to the responsible organization an address to which a notice relating to the dissent and appraisal procedures under this subchapter may be sent;

(D) states the number and class of the ownership interests of the domestic entity owned by the owner and the fair value of the ownership interests as estimated by the owner; and

(E) is delivered to the responsible organization at its principal executive offices at the following time:

(i) not later than the 20th day after the date the responsible organization sends to the owner the notice required by Section 10.355(e) that the action has taken effect, if the action was approved by a vote of the owners at a meeting;

(ii) not later than the 20th day after the date the responsible organization sends to the owner the notice required by Section 10.355(d)(2) that the action has taken effect, if the action was approved by the written consent of the owners; or

(iii) not later than the 20th day after the date the responsible organization sends to the owner a notice that the merger was effected, if the action is a merger effected under Section 10.006.

(c) An owner who does not make a demand within the period required by Subsection (b)(3)(E) or, if Subsection (b)(1) is applicable, does not give the notice of objection before the meeting of the owners is bound by the action and is not entitled to exercise the rights of dissent and appraisal under Section 10.354.

(d) Not later than the 20th day after the date an owner makes a demand under Subsection (b)(3), the owner must submit to the responsible organization any certificates representing the ownership interest to which the demand relates for purposes of making a notation on the certificates that a demand for the payment of the fair value of an ownership interest has been made under this section. An owner’s failure to submit the certificates within the required period has the effect of terminating, at the option of the responsible organization, the owner’s rights to dissent and appraisal under Section 10.354 unless a court, for good cause shown, directs otherwise.

(e) If a domestic entity and responsible organization satisfy the requirements of this subchapter relating to the rights of owners of ownership interests in the entity to dissent to an action and seek appraisal of those ownership interests, an owner of an ownership interest who fails to perfect that owner’s right of dissent in accordance with this subchapter may not bring suit to recover the value of the ownership interest or money damages relating to the action.

Sec. 10.357. WITHDRAWAL OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.

(a) An owner may withdraw a demand for the payment of the fair value of an ownership interest made under Section 10.356 before:

(1) payment for the ownership interest has been made under Sections 10.358 and 10.361; or

(2) a petition has been filed under Section 10.361.

(b) Unless the responsible organization consents to the withdrawal of the demand, an owner may not withdraw a demand for payment under Subsection (a) after either of the events specified in Subsections (a)(1) and (2).

Sec. 10.358. RESPONSE BY ORGANIZATION TO NOTICE OF DISSENT AND DEMAND FOR FAIR VALUE BY DISSENTING OWNER.

(a) Not later than the 20th day after the date a responsible organization receives a demand for payment made by a dissenting owner in accordance with Section 10.356(b)(3), the responsible organization shall respond to the dissenting owner in writing by:

(1) accepting the amount claimed in the demand as the fair value of the ownership interests specified in the notice; or

(2)	rejecting the demand and including in the response the requirements prescribed by Subsection (c).

(b) If the responsible organization accepts the amount claimed in the demand, the responsible organization shall pay the amount not later than the 90th day after the date the action that is the subject of the demand was effected if the owner delivers to the responsible organization:

(1) endorsed certificates representing the ownership interests if the ownership interests are certificated; or

(2) signed assignments of the ownership interests if the ownership interests are uncertificated.

(c) If the responsible organization rejects the amount claimed in the demand, the responsible organization shall provide to the owner:

(1) an estimate by the responsible organization of the fair value of the ownership interests; and

(2) an offer to pay the amount of the estimate provided under Subdivision (1).

(d) If the dissenting owner decides to accept the offer made by the responsible organization under Subsection (c)(2), the owner must provide to the responsible organization notice of the acceptance of the offer not later than the 90th day after the date the action that is the subject of the demand took effect.

(e) If, not later than the 90th day after the date the action that is the subject of the demand took effect, a dissenting owner accepts an offer made by a responsible organization under Subsection (c)(2) or a dissenting owner and a responsible organization reach an agreement on the fair value of the ownership interests, the responsible organization shall pay the agreed amount not later than the 120th day after the date the action that is the subject of the demand took effect, if the dissenting owner delivers to the responsible organization:

(1) endorsed certificates representing the ownership interests if the ownership interests are certificated; or

(2) signed assignments of the ownership interests if the ownership interests are uncertificated.

Sec. 10.359. RECORD OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.

(a) A responsible organization shall note in the organization’s ownership interest records maintained under Section 3.151 the receipt of a demand for payment from any dissenting owner made under Section 10.356.

(b) If an ownership interest that is the subject of a demand for payment made under Section 10.356 is transferred, a new certificate representing that ownership interest must contain:

(1) a reference to the demand; and

(2) the name of the original dissenting owner of the ownership interest.

Sec. 10.360. RIGHTS OF TRANSFEREE OF CERTAIN OWNERSHIP INTEREST.

A transferee of an ownership interest that is the subject of a demand for payment made under Section 10.356 does not acquire additional rights with respect to the responsible organization following the transfer. The transferee has only the rights the original dissenting owner had with respect to the responsible organization after making the demand.

Sec. 10.361. PROCEEDING TO DETERMINE FAIR VALUE OF OWNERSHIP INTEREST AND OWNERS ENTITLED TO PAYMENT; APPOINTMENT OF APPRAISERS.

(a) If a responsible organization rejects the amount demanded by a dissenting owner under Section 10.358 and the dissenting owner and responsible organization are unable to reach an agreement relating to the fair value of the ownership interests within the period prescribed by Section 10.358(d), the dissenting owner or responsible organization may file a petition requesting a finding and determination of the fair value of the owner’s ownership interests in a court in:

(1) the county in which the organization’s principal office is located in this state; or

(2) the county in which the organization’s registered office is located in this state, if the organization does not have a business office in this state.

(b) A petition described by Subsection (a) must be filed not later than the 60th day after the expiration of the period required by Section 10.358(d).

(c) On the filing of a petition by an owner under Subsection (a), service of a copy of the petition shall be made to the responsible organization. Not later than the 10th day after the date a responsible organization receives service under this subsection, the responsible organization shall file with the clerk of the court in which the petition was filed a list containing the names and addresses of each owner of the organization who has demanded payment for ownership interests under Section 10.356 and with whom agreement as to the value of the ownership interests has not been reached with the responsible organization. If the responsible organization files a petition under Subsection (a), the petition must be accompanied by this list.

(d) The clerk of the court in which a petition is filed under this section shall provide by registered mail notice of the time and place set for the hearing to:

(1) the responsible organization; and

(2) each owner named on the list described by Subsection (c) at the address shown for the owner on the list.

(e) The court shall:

(1) determine which owners have:

(A) perfected their rights by complying with this subchapter; and

(B) become subsequently entitled to receive payment for the fair value of their ownership interests; and

(2) appoint one or more qualified appraisers to determine the fair value of the ownership interests of the owners described by Subdivision (1).

(f) The court shall approve the form of a notice required to be provided under this section. The judgment of the court is final and binding on the responsible organization, any other organization obligated to make payment under this subchapter for an ownership interest, and each owner who is notified as required by this section.

(g) The beneficial owner of an ownership interest subject to dissenters’ rights held in a voting trust or by a nominee on the beneficial owner’s behalf may file a petition described by Subsection (a) if no agreement between the dissenting owner of the ownership interest and the responsible organization has been reached within the period prescribed by Section 10.358(d). When the beneficial owner files a petition described by Subsection (a):

(1) the beneficial owner shall at that time be considered, for purposes of this subchapter, the owner, the dissenting owner, and the holder of the ownership interest subject to the petition; and

(2) the dissenting owner who demanded payment under Section 10.356 has no further rights regarding the ownership interest subject to the petition.

Sec. 10.362. COMPUTATION AND DETERMINATION OF FAIR VALUE OF OWNERSHIP INTEREST.

(a) For purposes of this subchapter, the fair value of an ownership interest of a domestic entity subject to dissenters’ rights is the value of the ownership interest on the date preceding the date of the action that is the subject of the appraisal. Any appreciation or depreciation in the value of the ownership interest occurring in anticipation of the proposed action or as a result of the action must be specifically excluded from the computation of the fair value of the ownership interest.

(b) In computing the fair value of an ownership interest under this subchapter, consideration must be given to the value of the domestic entity as a going concern without including in the computation of value any control premium, any minority ownership discount, or any discount for lack of marketability. If the domestic entity has different classes or series of ownership interests, the relative rights and preferences of and limitations placed on the class or series of ownership interests, other than relative voting rights, held by the dissenting owner must be taken into account in the computation of value.

(c) The determination of the fair value of an ownership interest made for purposes of this subchapter may not be used for purposes of making a determination of the fair value of that ownership interest for another purpose or of the fair value of another ownership interest, including for purposes of determining any minority or liquidity discount that might apply to a sale of an ownership interest.

Sec. 10.363. POWERS AND DUTIES OF APPRAISER; APPRAISAL PROCEDURES.

(a) An appraiser appointed under Section 10.361 has the power and authority that:

(1) is granted by the court in the order appointing the appraiser; and

(2) may be conferred by a court to a master in chancery as provided by Rule 171, Texas Rules of Civil Procedure.

(b) The appraiser shall:

(1) determine the fair value of an ownership interest of an owner adjudged by the court to be entitled to payment for the ownership interest; and

(2) file with the court a report of that determination.

(c) The appraiser is entitled to examine the books and records of a responsible organization and may conduct investigations as the appraiser considers appropriate. A dissenting owner or responsible organization may submit to an appraiser evidence or other information relevant to the determination of the fair value of the ownership interest required by Subsection (b)(1).

(d) The clerk of the court appointing the appraiser shall provide notice of the filing of the report under Subsection (b) to each dissenting owner named in the list filed under Section 10.361 and the responsible organization.

Sec. 10.364. OBJECTION TO APPRAISAL; HEARING.

(a) A dissenting owner or responsible organization may object, based on the law or the facts, to all or part of an appraisal report containing the fair value of an ownership interest determined under Section 10.363(b).

(b) If an objection to a report is raised under Subsection (a), the court shall hold a hearing to determine the fair value of the ownership interest that is the subject of the report. After the hearing, the court shall require the responsible organization to pay to the holders of the ownership interest the amount of the determined value with interest, accruing from the 91st day after the date the applicable action for which the owner elected to dissent was effected until the date of the judgment.

(c) Interest under Subsection (b) accrues at the same rate as is provided for the accrual of prejudgment interest in civil cases.

(d)	The responsible organization shall:

(1) immediately pay the amount of the judgment to a holder of an uncertificated ownership interest; and

(2) pay the amount of the judgment to a holder of a certificated ownership interest immediately after the certificate holder surrenders to the responsible organization an endorsed certificate representing the ownership interest.

(e)	On payment of the judgment, the dissenting owner does not have an interest in the:

(1) ownership interest for which the payment is made; or

(2) responsible organization with respect to that ownership interest.

Sec. 10.365. COURT COSTS; COMPENSATION FOR APPRAISER.

(a)	An appraiser appointed under Section 10.361 is entitled to a reasonable fee payable from court costs.

(b) All court costs shall be allocated between the responsible organization and the dissenting owners in the manner that the court determines to be fair and equitable.

Sec. 10.366. STATUS OF OWNERSHIP INTEREST HELD OR FORMERLY HELD BY DISSENTING OWNER.

(a)	An ownership interest of an organization acquired by a responsible organization under this subchapter:

(1) in the case of a merger, conversion, or interest exchange, shall be held or disposed of as provided in the plan of merger, conversion, or interest exchange; and

(2) in any other case, may be held or disposed of by the responsible organization in the same manner as other ownership interests acquired by the organization or held in its treasury.

(b) An owner who has demanded payment for the owner’s ownership interest under Section 10.356 is not entitled to vote or exercise any other rights of an owner with respect to the ownership interest except the right to:

(1) receive payment for the ownership interest under this subchapter; and

(2) bring an appropriate action to obtain relief on the ground that the action to which the demand relates would be or was fraudulent.

(c) An ownership interest for which payment has been demanded under Section 10.356 may not be considered outstanding for purposes of any subsequent vote or action.

Sec. 10.367. RIGHTS OF OWNERS FOLLOWING TERMINATION OF RIGHT OF DISSENT.

(a)	The rights of a dissenting owner terminate if:

(1)	the owner withdraws the demand under Section 10.356;

(2)	the owner’s right of dissent is terminated under Section 10.356;

(3)	a petition is not filed within the period required by Section 10.361; or

(4) after a hearing held under Section 10.361, the court adjudges that the owner is not entitled to elect to dissent from an action under this subchapter.

(b)	On termination of the right of dissent under this section:

(1) the dissenting owner and all persons claiming a right under the owner are conclusively presumed to have approved and ratified the action to which the owner dissented and are bound by that action;

(2) the owner’s right to be paid the fair value of the owner’s ownership interests ceases;

(3) the owner’s status as an owner of those ownership interests is restored, as if the owner’s demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner’s ownership interests were not canceled, converted, or exchanged as a result of the action or a subsequent action;

(4) the dissenting owner is entitled to receive the same cash, property, rights, and other consideration received by owners of the same class and series of ownership interests held by the owner, as if the owner’s demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner’s ownership interests were canceled, converted, or exchanged as a result of the action or a subsequent action;

(5) any action of the domestic entity taken after the date of the demand for payment by the owner under Section 10.356 will not be considered ineffective or invalid because of the restoration of the owner’s ownership interests or the other rights or entitlements of the owner under this subsection; and

(6) the dissenting owner is entitled to receive dividends or other distributions made after the date of the owner’s payment demand under Section 10.356, to owners of the same class and series of ownership interests held by the owner as if the demand had not been made, subject to any change in or adjustment to the ownership interests because of an action taken by the domestic entity after the date of the demand.

Sec. 10.368. EXCLUSIVITY OF REMEDY OF DISSENT AND APPRAISAL.

In the absence of fraud in the transaction, any right of an owner of an ownership interest to dissent from an action and obtain the fair value of the ownership interest under this subchapter is the exclusive remedy for recovery of:

(1) the value of the ownership interest; or

(2) money damages to the owner with respect to the action.

PART B

SUBJECT TO COMPLETION, DATED             , 2013

Armstrong Associates, Inc.

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets and Stated Liabilities of:	By and in Exchange for Shares of:
Armstrong Associates, Inc.	LKCM Equity Fund
750 North St. Paul St., Suite 1300 Dallas, Texas 75201 1-214-720-9101	301 Commerce Street, Suite 1600 Fort Worth, TX 76102 1-800-688-LKCM

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Combined Proxy Statement and Prospectus (the “Proxy Statement”) dated             , 2013, relating specifically to the proposed reorganization of Armstrong Associates, Inc. (“Armstrong Fund”) into the LKCM Equity Fund, a series of LKCM Funds (the “Reorganization”), and involving: (1) the transfer of all the assets of Armstrong to, and the assumption of all the liabilities of Armstrong by, the LKCM Equity Fund in exchange solely for Institutional Class shares of the LKCM Equity Fund, (2) the distribution of those LKCM Equity Fund shares pro rata to shareholders of Armstrong, and (3) the dissolution of Armstrong. To obtain a copy of the Proxy Statement, please write to the LKCM Equity Fund at the address set forth above or call (800) 688-LKCM. The transfer is to occur pursuant to an Agreement and Plan of Reorganization and Dissolution. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1.	General Information

2.	Financial Statements and Other Incorporated Documents

GENERAL INFORMATION

A Special Meeting of Shareholders of Armstrong to consider the Reorganization will be held at                 on                 , 2013, at Armstrong’s principal offices located at 750 North St. Paul Street, Suite 1300, Dallas, Texas 75201. For further information about the Reorganization, see the Proxy Statement.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated                     , 2013, consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

•	The Prospectus of Armstrong, dated October 29, 2012 (Filed on October 29, 2012; Accession No. 0001398344-12-003348);

•

The Prospectus of the LKCM Equity Fund, dated May 1, 2012 (Filed on April 27, 2012; Accession No. 0000894189-12-002305), as supplemented on November 30, 2012 (Filed November 30, 2012; Accession No. 0000894189-12-006701);

•	The Statement of Additional Information of Armstrong, dated October 29, 2012 (Filed on October 29, 2012; Accession No. 0001398344-12-003348);

•	The Statement of Additional Information of the LKCM Equity Fund, dated May 1, 2012 (Filed on April 27, 2012; Accession No. 0000894189-12-002305);

•	Annual Report to Shareholders of Armstrong for the fiscal year ended June 30, 2012 (Filed on September 7, 2012; Accession No. 0001398344-12-002925);

•	Annual Report to Shareholders of the LKCM Equity Fund for the fiscal year ended December 31, 2011 (Filed on March 7, 2012; Accession No. 0000898531-12-000149); and

•	Semi-Annual Report to Shareholders of the LKCM Equity Fund for the period ended June 30, 2012 (Filed on September 5, 2012; Accession No. 0000898531-12-000364).

PART C: OTHER INFORMATION

Item 15. Indemnification

Article VI of the Registrant’s Amended Declaration of Trust of the Registrant provides that:

Section 6.1 TRUSTEES, SHAREHOLDERS, ETC. NOT PERSONALLY LIABLE; NOTICE. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Sub-Trust with which such person dealt for payment under such credit, contract or claim; and neither the Shareholders of any Sub-Trust nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, nor any other Sub-Trust nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, nor any other Sub-Trust shall be personally liable therefor. Every note, bond, contract, instrument, certificate, or undertaking and every act or thing whatsoever executed or done by or on behalf of the Trust, any Sub-Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust (or the Sub-Trust) or the Trustees and not personally. The Trustees and the Trust’s officers, employees and agents shall not be liable to the Trust or the Shareholders; provided however, that nothing in this Amended Declaration of Trust shall protect any Trustee or officer, employee or agent against any liability to the Trust or the Shareholders to which such Trustee or officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer, employee or agent.

Every note, bond, contract, instrument, certificate, or undertaking made or issued by the Trustees or by any officers or officer shall give notice that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Sub-Trust in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually or otherwise invalidate any such note, bond, contract, instrument, certificate, or undertaking.

Section 6.2 TRUSTEE’S GOOD FAITH ACTION; EXPERT ADVICE; NO BOND OR SURETY. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and the Shareholders for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Amended Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner, or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties. To the extent that, at law or in equity, a Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to a shareholder any such Trustee acting under this Amended Declaration of Trust shall not be liable to the Trust or to any such Shareholder for the Trustee’s good faith reliance on the provisions of this Amended Declaration of Trust. The provisions of this Amended Declaration of Trust, to the extent that they restrict the duties and liabilities of a Trustee otherwise existing at law or in equity, are agreed by the Shareholders to replace such other duties and liabilities of such Trustee.

Section 6.3 INDEMNIFICATION OF SHAREHOLDERS. In case any Shareholder (or former Shareholder) of any Sub- Trust of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Trust on behalf of said Sub-Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and, to the fullest extent permitted by law, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said Sub-Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability.

Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. To the fullest extent permitted by law, the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers, or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter by reason of any alleged act or omission as a Trustee or officer or, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “Interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time from funds attributable to the Sub-Trust in question in advance of the final disposition of any such action, suit, or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by person of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 6.5 COMPROMISE PAYMENT. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 6.4, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The night of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors, and administrators; an “Interested Covered Person” is one against whom the action, suits, or other proceeding in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending or threatened; and a “disinterested” person is a person against whom none of such actions, suits or other proceedings or another action suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 6.7 LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 6.8 DISCRETION. Whenever in this Amended Declaration of Trust the Trustees are permitted or required to make a decision (a) in their “sole discretion,” “sole and absolute discretion,” “full discretion,” or “discretion,” or under a similar grant of authority or latitude, the Trustees shall be entitled to consider only such interests and factors as they desire, whether reasonable or unreasonable, and may consider their own interests, and shall have no duty or obligation to give any consideration to any interests of or factors affecting the Trust or the Shareholders, or (b) in their “good faith” or under another express standard, the Trustees shall act under such express standard and shall not be subject to any other or different standards imposed by this Amended Declaration of Trust or by law or any other agreement contemplated herein. Each Shareholder and Trustee hereby agrees that any standard of care or duty imposed in this Amended Declaration of Trust or any other agreement contemplated herein or under the Act or any other applicable law, rule or regulation shall be modified, waived, or limited in each case as required to permit the Trustees to act under this Amended Declaration of Trust or any other agreement contemplated herein and to make any decision pursuant to the authority prescribed in this Amended Declaration of Trust.

  Numbered Paragraph 10 of the Registrant’s Investment Advisory Agreement provides that:

10. LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set fort in Section 36(b)(3) of the Investment Company Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Numbered Paragraph 5 of the Administration Servicing Agreement provides that:

5. Standard of Care; Indemnification; Limitation of Liability

A. USBFS shall exercise reasonable care in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by the Board of Trustees of the Trust, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.

USBFS shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Trust’s directors, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, USBFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues. USBFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of USBFS. USBFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect USBFS’s premises and operating capabilities at any time during regular business hours of USBFS, upon reasonable notice to USBFS. Moreover, USBFS shall provide the Trust, at such times as the Trust may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of USBFS relating to the services provided by USBFS under this Agreement.

Notwithstanding the above, USBFS reserves the right to reprocess and correct administrative errors at its own expense.

B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

C. The indemnity and defense provisions set forth in this Section 5 shall indefinitely survive the termination and/or assignment of this Agreement.

D. If USBFS is acting in another capacity for the Trust pursuant to a separate agreement, nothing herein shall be deemed to relieve USBFS of any of its obligations in such other capacity.

Numbered Paragraph 6 of the Amended and Restated Distribution Agreement provides that:

6. Indemnification

A. The Trust shall indemnify, defend and hold the Distributor, and each of its present or former members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating and defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fee incurred in connection therewith) which the Distributor, each of its present and former members, officers, employees or representatives or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, as from time to time amended or supplemented, or in any annual or interim report to shareholders, or in any advertisement or sales literature, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or based upon the Trust’s failure to comply with this Agreement or applicable law; provided, however, that the Trust’s obligation to indemnify the Distributor and any of the foregoing indemnitees shall not be deemed to cover any losses, claims, demands, liabilities, damages or expenses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertisement or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing and acknowledging the purpose of its use for the purpose of, and used in, the preparation thereof. The Trust’s agreement to indemnify the Distributor, and any of the foregoing indemnitees, as the case may be, with respect to any action, is expressly conditioned upon the Trust being notified of such action brought against the Distributor, or any of the foregoing indemnitees, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor, or such person, unless the failure to give notice does not prejudice the Trust. Such notification shall be given by letter or by telegram addressed to the Trust’s President, but the failure so to notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Trust’s indemnity agreement contained in this Section 6(A).

B. The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such loss, claim, demand, liability, damage or expense, but if the Trust elects to assume the defense, such defense shall be conducted by counsel chosen by the Trust and approved by the Distributor, which approval shall not be unreasonably withheld. In the event the Trust elects to assume the defense of any such suit and retain such counsel, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of any such suit, or in case the Distributor does not, in the exercise of reasonable judgment, approve of counsel chosen by the Trust or, if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of both the Trust and the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, the Trust will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor and them. The Trust’s indemnification agreement contained in Sections 6(A) and 6(B) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement. This agreement of indemnity will inure exclusively to the Distributor’s benefit, to the benefit of each of its present or former members, officers, employees, representatives or to the benefit of any controlling persons and their successors. The Trust agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against the Trust or any of its officers or directors in connection with the issue and sale of any of the Shares.

C. The Distributor shall indemnify, defend and hold the Trust, and each of its present or former trustees, officers, employees, representatives, and any person who controls or previously controlled the Trust within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigation or defending any alleged losses, claims, demands, liabilities, damages or expenses, and any reasonable counsel fee incurred in connection therewith) which the Trust, and each of its present or former trustees, officers, employees, representatives, or any such controlling person, may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue or alleged untrue, statement of a material fact contained in the Trust’s Registration Statement or any Prospectus, as from time to time amended or supplemented, or arising out of or based upon Distributor’s failure to comply with this Agreement or applicable law, or the omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statement not misleading, but only if such statement or omissions was made in reliance upon, and in conformity with, written information relating to the Distributor and furnished to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof. The Distributor’s agreement to indemnify the Trust, and any of the foregoing indemnitees, is expressly conditioned upon the Distributor’s being notified of any action brought against the Trust, and any of the foregoing indemnitees, such notification to be given by letter or telegram addressed to the Distributor’s President, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Trust or such person unless the failure to give notice does not prejudice the Distributor, but the failure so to notify the Distributor shall not relieve the Distributor from any liability which the Distributor may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, otherwise than on account of the Distributor’s indemnity agreement contained in this Section 6(C).

D. The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such loss, claim, demand, liability, damage or expense, but if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by the Distributor and approved by the Trust, which approval shall not be unreasonably withheld. In the event the Distributor elects to assume the defense of any such suit and retain such counsel, the indemnified defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any such suit, or in case the Trust does not, in the exercise of reasonable judgment, approve of counsel chosen by the Distributor or, if under prevailing law or legal codes of ethics, the same counsel cannot effectively represent the interests of both the Trust and the Distributor, and each of its present or former members, officers, employees, representatives or any controlling person, the Distributor will reimburse the indemnified person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Trust and them. The Distributor’s indemnification agreement contained in Sections 6(C) and (D) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Trust, and each of its present or former directors, officers, employees, representatives or any controlling person, and shall survive the delivery of any Shares and the termination of this Agreement. This Agreement of indemnity will inure exclusively to the Trust’s benefit, to the benefit of each of its present or former directors, officers, employees or representatives or to the benefit of any controlling persons and their successors. The Distributor agrees promptly to notify the Trust of the commencement of any litigation or proceedings against the Distributor or any of its officers or directors in connection with the issue and sale of any of the Shares.

E. No person shall be obligated to provide indemnification under this Section 6 if such indemnification would be impermissible under the 1940 Act, the 1933 Act, the 1934 Act or the rules of the NASD; provided, however, in such event indemnification shall be provided under this Section 6 to the maximum extent so permissible, by law or regulation.

Item 16. Exhibits

(1)	(a)	Certificate of Trust – (filed herewith)

	(b)	Amended Agreement and Declaration of Trust[1]

(2)		By-laws[1]

(3)		Voting Trust Agreements – not applicable

(4)		Agreement and Plan of Reorganization and Dissolution (filed herewith as Appendix A to the Combined Proxy statement and Prospectus)

(5)		Rights of holders of securities being registered are contained in Articles IV, V, VI and VII of the Registrant’s Amended Agreement and Declaration of Trust and Article 9 of the Registrant’s By-laws

(6)		Form of Investment Advisory Agreement dated June 21, 1994[2]

(7)	(a)	Amended and Restated Distribution Agreement between LKCM Funds, Luther King Capital Management Corporation and Quasar Distributors, LLC[3]

	(b)	Amendment to the Amended and Restated Distribution Agreement[5]

(8)		Bonus, profit sharing or pension plans – not applicable

(9)	(a)	Amended and Restated Custody Agreement between LKCM Funds and U.S. Bank National Association, dated November 17, 2009[4]

	(b)	Amendment to the Amended and Restated Custody Agreement[5]

(10)	(a)	Rule 18f-3 Multiple Class Plan[5]

	(b)	LKCM Fund Distribution Plan: Balanced Fund, and Fixed Income Fund, and Institutional Classes of the Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund[5]

	(c)	LKCM Fund Distribution Plan: Adviser Class of Small Cap Equity Fund, Small-Mid Cap Equity Fund, Equity Fund and Aquinas Funds[5]

(11)		Opinion of Counsel as to the Legality of Shares Being Registered – (filed herewith)

(12)		Opinion of Counsel on tax matters – to be filed by subsequent amendment

(13)		Other Material Contracts

	(a)	Amended and Restated Transfer Agent Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services, LLC dated November 17, 2009[6]

	(b)	Amendment to the Amended and Restated Transfer Agent Servicing Agreement[5]

	(c)	Amended and Restated Fund Administration Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services, LLC dated November 17, 2009[6]

	(d)	Amendment to the Amended and Restated Fund Administration Servicing Agreement[5]

	(e)	Amended and Restated Fund Accounting Servicing Agreement between LKCM Funds and U.S. Bancorp Fund Services, LLC dated November 17, 2009[6]

	(f)	Amendment to the Amended and Restated Fund Accounting Servicing Agreement[5]

(14)		Consent of Independent Registered Public Accounting Firm – (filed herewith)

(15)		Financial statements omitted pursuant to Item 14(a)(1) – not applicable

(16)		Powers of Attorney– (filed herewith)

(17)		Other Exhibits

	(a)	Form of Proxy Card – (filed herewith)

	(b)	Prospectus for Armstrong Associates, Inc., dated October 29, 2012 – (filed herewith)

	(c)	Statement of Additional Information for Armstrong Associates, Inc., dated October 29, 2012 – (filed herewith)

	(d)	Prospectus for the LKCM Equity Fund, dated May 1, 2012, as supplemented on November 30, 2012 – (filed herewith)

(e)	Statement of Additional Information for the LKCM Equity Fund, dated May 1, 2012 – (filed herewith)

(f)	Annual Report to Shareholders of Armstrong Associates, Inc. for the fiscal year ended June 30, 2012 – (filed herewith)

(g)	Annual Report to Shareholders of the LKCM Equity Fund for the fiscal year ended December 31, 2011 – (filed herewith)

(h)	Semi-Annual Report to Shareholders of the LKCM Equity Fund for the period ended June 30, 2012 – (filed herewith)

[1]	Incorporated by reference from Post Effective Amendment No. 14 to the Registration Statement of the Trust, filed on September 29, 2000.
[2]	Incorporated by reference from Post Effective Amendment No. 6 to the Registration Statement of the Trust, filed on October 15, 1997.
[3]	Incorporated by reference from Post-Effective Amendment No. 27 to the Registration Statement of the Trust, filed on April 27, 2007.
[4]	Incorporated by reference from Post-Effective Amendment No. 25 to the Registration Statement of the Trust, filed on July 8, 2005.
[5]	Incorporated by reference from Post-Effective Amendment No. 33 to the Registration Statement of the Trust, filed on April 29, 2011.
[6]	Incorporated by reference from Post-Effective Amendment No. 30 to the Registration Statement of the Trust, filed previously via EDGAR on February 26, 2010.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed below on its behalf by the undersigned, duly authorized, in the City of Fort Worth and State of Texas on the 30 day of January 2013.

LKCM FUNDS

By:	/s/ J. Luther King Jr.
J. Luther King Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date
/s/ J. Luther King, Jr.	Trustee, President and Chief	January 30, 2013
J. Luther King, Jr.	Executive Officer

H. Kirk Downey*	Chairman and Trustee	January 30, 2013
H. Kirk Downey

Richard J. Howell*	Trustee	January 30, 2013
Richard J. Howell

Earle A. Shields, Jr.*	Trustee	January 30, 2013
Earle A. Shields, Jr.

/s/ Jacob D. Smith	Chief Financial Officer	January 30, 2013
Jacob D. Smith

*By	/s/ Jacob D. Smith
Jacob D. Smith

Attorney-in-fact pursuant to the Power of Attorney dated January 28, 2013.

EXHIBIT INDEX

Exhibit No.		Exhibit

EX-99.11		Opinion of K&L Gates LLP

EX-99.14		Consents of Travis Wolff, LLP and Deloitte & Touche LLP

EX-99.16		Power of Attorney

EX-99.17	(a)	Form of Proxy Card

EX-99.17	(b)	Prospectus for Armstrong Associates, Inc., dated October 29, 2012

EX-99.17	(c)	Statement of Additional Information for Armstrong Associates, Inc., dated October 29, 2012

EX-99.17	(d)	Prospectus for the LKCM Equity Fund, dated May 1, 2012, as supplemented on November 30, 2012

EX-99.17	(e)	Statement of Additional Information for the LKCM Equity Fund, dated May 1, 2012

EX-99.17	(f)	Annual Report to Shareholders of Armstrong Associates, Inc. for the fiscal year ended June 30, 2012

EX-99.17	(g)	Annual Report to Shareholders of the LKCM Equity Fund for the fiscal year ended December 31, 2011

EX-99.17	(h)	Semi-Annual Report to Shareholders of the LKCM Equity Fund for the period ended June 30, 2012